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Exhibit 10.1

                              NET INDUSTRIAL LEASE







                   THIS LEASE IS BETWEEN SQUARE ONE PARTNERS,



                 A CALIFORNIA GENERAL PARTNERSHIP ("LANDLORD"),





                                       AND





                    LA JOLLA FRESH SQUEEZED COFFEE CO., INC.



                      A WASHINGTON CORPORATION ("TENANT"),





                          EXECUTED AS OF JUNE 30, 2002



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                                TABLE OF CONTENTS
                                -----------------


1.    LEASE OF PREMISES.......................................................3
2.    EXHIBITS AND ADDENDA....................................................3
3.    DEFINITIONS.............................................................3
4.    DELIVERY OF POSSESSION..................................................8
5.    ACCEPTANCE..............................................................9
6.    USE, LIMITATIONS........................................................9
7.    RENT...................................................................15
8.    LATE CHARGES...........................................................16
9.    SECURITY DEPOSIT.......................................................16
10.   RENTAL ABATEMENT.......................................................17
11.   OPERATING EXPENSES.....................................................17
12.   TAXES; ASSESSMENTS.....................................................19
13.   MAINTENANCE............................................................21
14.   UTILITIES AND SERVICES.................................................23
15.   INDEMNITY AND EXCULPATION..............................................25
16.   INSURANCE..............................................................26
17.   ALTERATIONS............................................................29
18.   MECHANICS' LIENS.......................................................30
19.   DESTRUCTION............................................................30
20.   CONDEMNATION...........................................................33
21.   ASSIGNMENT.............................................................35
22.   DEFAULT................................................................39
23.   ADVERTISING............................................................44
24.   NO PUBLIC DISCLOSURES..................................................44
25.   LANDLORD'S ENTRY ON PREMISES...........................................45
26.   OFFSET STATEMENT, ATTORNMENT, SUBORDINATION............................46
27.   NOTICE.................................................................47
28.   WAIVER.................................................................48
29.   SALE OR TRANSFER OF PREMISES...........................................48
30.   HOLDING OVER...........................................................49
31.   SURRENDER OF PREMISES..................................................49
32.   ABANDONMENT............................................................50
33.   ATTORNEYS' FEES........................................................50
34.   ACCESS; CHANGES IN BUILDING FACILITIES; NAME...........................50
35.   QUIET ENJOYMENT........................................................51
36.   FORCE MAJEUR...........................................................51
37.   RELATIONSHIP OF PARTIES................................................51
38.   GENERAL PROVISIONS.....................................................51
39.   RULES AND REGULATIONS..................................................

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                              NET INDUSTRIAL LEASE

         This Lease between SQUARE ONE PARTNERS, a California general partnership ("Landlord"), and LA JOLLA FRESH SQUEEZED COFFEE CO., INC., a Washington corporation ("Tenant"), executed as of June 30, 2002.



1. LEASE OF PREMISES.
   ------------------
1.1. In consideration of the Rent (as defined in the Article titled "Rent") and the provisions of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises described in the Article titled "Definitions." The Premises are located within the Building described in the Article titled "Definitions." Tenant shall have the non-exclusive right (unless otherwise provided herein) in common with Landlord, other tenants, subtenants and invitees, to use of the Project Enhancement Areas And Unit Shared Use Areas (as defined in the Article titled "Definitions").

1.2. Tenant has examined the Premises and is fully informed of their condition.

1.3. This Lease confers no rights either with regard to the subsurface of the land below the ground level of the Premises or with regard to airspace above the top of the roof of the building that is a part of the Premises.


2. EXHIBITS AND ADDENDA.
   ---------------------
         The exhibits and addenda listed below (unless lined out) are incorporated by reference in this Lease:

2.1. Exhibit "A" - Site Plan designating the Premises, Building, Unit and Project Enhancement Areas.

2.2.     Exhibit "B" - Rules and Regulations.

2.3.     Exhibit "C" - Floor Plan and Tenant Improvements to the Premises.

3. DEFINITIONS
   -----------
         As used in this Lease, the following terms shall have the following meanings:

3.1.     BASE RENT: $ 20,242.00 per month.

3.2.     BUILDING: The building in the Project containing the Premises.

3.3.     COMMENCEMENT DATE: October 1, 2002.

3.4. EXPIRATION DATE: November 30, 2009, unless otherwise sooner terminated in accordance with the provisions of this Lease.

3.5.     LANDLORD'S MAILING ADDRESS: SQUARE ONE PARTNERS
                                     4275 Executive Square, Suite 1020,
                                     La Jolla, California 92037
                                     Attention: Michael P. Cafagna

3.6.     TENANT'S MAILING ADDRESS:   LA JOLLA FRESH SQUEEZED COFFEE CO., INC.
                                     1311 Specialty Drive, Vista, CA  92083
                                     Attention: Richard Gartrell, CFO

3.7. OPERATING EXPENSES: All direct costs of operation and maintenance, as determined by standard accounting practices, including, but not limited to, Common Area expenses, real property taxes, insurance, maintenance, repairs, utilities, management fees, pest control, services and reserves. Operating Expenses are more fully defined in the Article titled "Operating Expenses." Landlord estimates that the Operating Expenses will be approximately $4,542.00 per month during the first year of the Lease. The actual Operating Expenses will be determined as provided in the Article titled "Operating Expenses," and may be more or less than the estimated Operating Expenses.

                                        3

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3.8.     PARKING: Tenant shall be permitted to park Seventy-Five (75) cars on a non-exclusive basis in the area(s) designated by Landlord for parking.

3.9. PREMISES: That portion of the Project located at 1311 Specialty Drive, Vista, California, containing approximately 37,850 square feet of Rentable Area, shown by diagonal lines on Exhibit "C." Landlord does not purport to represent this figure as an accurate measurement. Measurements are to the drip-line of the exterior walls and include a pro-rata share of the electric meter room.

3.10. PROJECT: A multi-tenant industrial/office/commercial real property development of Landlord and Landlord's affiliates located in Vista, California. The Project includes the land, the buildings and all other improvements located thereon, including the Project Enhancement Areas And The Unit Shared Use Areas. The Project is known as the Rancho Vista Business Park

3.11. PROJECT ENHANCEMENT AREAS: Specific areas of one or more lots within the Project which have been designated to be used for the enhancement of the Project. Project Enhancement Areas may include, but are not limited to, landscaped areas containing lighted monument signs for the Project.

3.12. PROJECT ENHANCEMENT AREA EXPENSES: All direct costs of operation and maintenance of the Project Enhancement Areas, as determined by standard accounting practices, including, but not limited to, electrical lighting for Project monument signs, water for landscaping, landscape maintenance and repair and reserves.

3.13. RENT: All costs and expenses that Tenant assumes or agrees to pay to Landlord under this Lease shall be deemed additional rent. The sum total of such costs and expenses plus the Base Rent is at times referred to herein as the "Rent").

3.14. RENTABLE AREA: As to the Premises, the measurements of floor area as may, from time to time, be subject to lease by Tenant. As to the Building, the measurements of floor area as may, from time to time, be subject to lease by all tenants of the Building respectively, as determined by Landlord and applied on a consistent basis throughout the Building.

3.15.    SECURITY DEPOSIT (SEE THE ARTICLE TITLED "SECURITY DEPOSIT"):
         $20,242.00. The portion of the Security Deposit which shall be designated as a Cleaning Deposit shall be $2,024.00.

3.16. TENANT'S FIRST ADJUSTMENT DATE (SEE THE ARTICLE TITLED "RENT"): The first day of the calendar month following the Commencement Date plus twelve (12) months.

3.17. TENANT'S PRO RATA SHARE OF THE BUILDING: Tenant's Pro Rata Share of the Building is a fraction, the numerator of which is the Rentable Area of the Premises (as determined by Landlord), and the denominator of which is the total Rentable Area of all tenants in the Building (as determined by Landlord). If Rentable Area is added to or removed from the Building, Landlord shall recalculate the fractions described in this Section for purposes of this Lease.

3.18. TENANT'S PRO RATA SHARE OF THE PROJECT: Such share is calculated as follows: Tenant's Pro Rata Share of the Building times a fraction, the numerator of which is the gross square footage of the lot on which the Premises is located (as determined by Landlord), and the denominator of which is 2,617,630 (the total gross square footage of the Project). If land is added to or removed from the Project, Landlord shall recalculate the total gross square footage of the Project for purposes of this Lease.

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3.19.    TENANT'S PRO RATA SHARE OF THE UNIT: Such share is calculated as follows: Tenant's Pro Rata Share of the Building times a fraction, the numerator of which is the gross square footage of the lot on which the Premises is located, and the denominator of which is the total gross square footage of all the lots in the Unit, as determined by Landlord from time to time. If land is added to or removed from the any of the lots in the Unit, Landlord shall recalculate the total gross square footages of the lots and the corresponding fractions for purposes of this Lease.

3.20.    TENANT'S USE CLAUSE (SEE THE ARTICLE TITLED "USE, LIMITATIONS"):
         General office, coffee research and development, production, distribution, other related uses and any other legally permitted use.

3.21. TERM: The period commencing on the Commencement Date and expiring at midnight on the Expiration Date.

3.22.    TRADE NAME: JAVO BEVERAGE COMPANY AND LA JOLLA FRESH SQUEEZED COFFEE.

3.23. UNIT: A portion of the Project consisting of one or more lots and one or more Buildings, one of which contains the Premises, as designated on the Site Plan attached hereto as Exhibit "A".

3.24. UNIT SHARED USE AREA: All areas of a lot within the Unit except for Buildings and Exclusive Use Areas, if any.

3.25. UNIT SHARED USE AREA EXPENSES: All direct costs of operation and maintenance of the Unit Shared Use Areas of the Unit, as determined by standard accounting practices, including, but not limited to, exterior lighting, exterior water, landscape maintenance and repair, porter, parking lot maintenance and repair, trash collection services and reserves.

3.26.    MISCELLANEOUS DEFINITIONS:
         --------------------------
ALTERATION: any addition or change to, or modification of, the Premises made by Tenant after the fixturing period, including, without limitation, fixtures, but excluding trade fixtures, and Tenant Improvements.

AUTHORIZED REPRESENTATIVE: any officer, agent, employee, or independent contractor retained or employed by either Party, acting within authority given him by that Party.

CLAIMS:all claims, actions, demands, liabilities, damages, costs, penalties, forfeitures, losses or expenses, including, without limitation, reasonable attorneys' fees and the costs and expenses of enforcing any indemnification, defense or hold harmless obligation under the Lease.

                                        5

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COMMENCEMENT DATE MEMORANDUM: the form of memorandum attached to the Lease.

DAMAGE: injury, deterioration, or loss to a person or property caused by another person's acts or omissions. Damage includes death.

DAMAGES: a monetary compensation or indemnity that can be recovered in the courts by any person who has suffered damage to his person, property, or rights through another's act or omission.

DESTRUCTION: any damage to or disfigurement of the Premises.

DOMESTIC WATER: metered water service to the interior of the Building.

ENCUMBRANCE: any deed of trust, mortgage, or other written security device or agreement affecting the Premises, and the note or other obligation secured by it, that constitutes security for the payment of a debt or performance of an obligation.

EXPIRATION: the coming to an end of a time period specified in the Lease, including, without limitation, any extension of the term resulting from the exercise of an option to extend.

GOOD CONDITION: the good physical condition of the Premises and each portion of the Premises, including, without limitation, signs, windows, show windows, appurtenances, and Tenant's personal property. "In good condition" means first-class, neat, clean, and broom-clean, and is equivalent to similar phrases referring to physical adequacy in appearance and for use.

HOLD HARMLESS: to defend and indemnify from all liability, losses, penalties, damages, costs, expenses (including, without limitation, attorneys' fees), causes of action, claims, or judgments arising out of or related to any damage, as defined hereinabove, to any person or property.

LANDLORD PARTIES: Landlord and Property Manager and their respective officers, directors, partners, shareholders, members and employees.

LAW: any law, judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, direction, or other requirement of any municipal, county, state, federal, or other government agency or authority having jurisdiction over the Parties, Project, Building, or the Premises in effect either at the time of execution of the Lease or at any time during the term, including, without limitation, any regulation or order of a quasi-official entity or body (e.g., board of fire examiners or public utilities). The reference in this Lease to any legislation or any portion thereof shall be read as though the words "or any statutory modifications or re-enactment thereof or any statutory provisions substituted thereof" were added to such reference.

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LENDER:  the beneficiary, mortgagee, secured Party, or other holder of an encumbrance, as defined hereinabove.

LIEN: a charge imposed on the Premises by someone other than Landlord, by which the Premises are made security for the performance of an act. Most of the liens referred to in this Lease are mechanics' liens.

MAINTENANCE: repairs, replacement, repainting, and cleaning.

MORTGAGE: any mortgage, deed of trust, security interest or other security document of like nature that at any time may encumber all or any part of the Project and any replacements, renewals, amendments, modifications, extensions or refinancings thereof, and each advance (including future advances) made under any such instrument.

PARTY: shall mean Landlord or Tenant; and if more than one person or entity is Landlord or Tenant, the obligations imposed on that Party shall be joint and several.

PERSON: one or more human beings, or legal entities or other artificial persons, including, without limitation, partnerships, corporations, trusts, estates, associations, and any combination of human beings and legal entities.

PROPERTY MANAGER: An agent Landlord may appoint from time to time to manage the Project. Property Manager is authorized to manage the Project. Landlord appointed Property Manager to act as Landlord's agent for leasing, managing, and operating the Project. The Property Manager then serving is authorized to accept service of process and to receive and give notices and demands on Landlord's behalf.

PROVISION: any term, agreement, covenant, condition, clause, qualification, restriction, reservation, or other stipulation in the Lease that defines or otherwise controls, establishes, or limits the performance required or permitted by either Party.

RESTORATION: the reconstruction, rebuilding, rehabilitation, and repairs that are necessary to return destroyed portions of the Premises and other property to substantially the same physical condition in which they were immediately before the destruction.

SUCCESSOR: assignee, transferee, personal representative, heir, or other person or entity succeeding lawfully, and pursuant to the provisions of this Lease, to the rights or obligations of either Party.

TENANT: a person or entity (or their successor in interest) who has signed a valid existing lease for a space in the Project.

                                        7

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TENANT   IMPROVEMENTS: any addition to or modification of the Premises made by or for Tenant before, at, or near the commencement of the term, including, without limitation, fixtures (not including Tenant's trade fixtures).

TENANT'S PERSONAL PROPERTY: Tenant's equipment, furniture, merchandise, and movable property placed in the Premises by Tenant, including Tenant's trade fixtures.

TENANT'S TAXES: Any and all taxes, assessments, levies, fees, and other governmental charges of every kind or nature levied or assessed by municipal, county, state, federal, or other taxing or assessing authorities with respect to: all furniture, fixtures, equipment, and any other personal property of any kind owned by Tenant and placed, installed, or located within, upon, or about the Premises to the extent that the property tax on such property is assessed directly to Landlord; all alterations of whatsoever kind or nature, if any, made by or for Tenant to the Premises after the execution of this Lease; and the leasehold interest of Tenant. Tenant's Taxes shall also include taxes irrespective of whether any of the items are assessed as real or personal property and irrespective of whether any of such items or taxes are assessed to or against Landlord or Tenant.

TENANT'S TRADE FIXTURES: any property installed in or on the Premises by Tenant for purposes of trade, manufacture, ornament, or related use.

TERMINATION: the ending of the term before expiration for any reason.


4. DELIVERY OF POSSESSION.
   -----------------------
4.1. If for any reason Landlord does not deliver possession of the Premises to Tenant on the Commencement Date, Landlord shall not be subject to any liability for such failure, the Expiration Date shall not change, the validity of this Lease shall not be impaired, this Lease shall be neither void nor voidable, but Rent shall be abated until delivery of possession.

4.2. If Landlord permits Tenant to enter into possession of the Premises before the Commencement Date, such possession shall be subject to the provisions of this Lease, including, without limitation, the payment of Rent.

4.3. If the delay in delivery of the Premises is the result of Tenant's delay, the Commencement Date shall not be delayed by the number of days of such Tenant delay and, for purposes of Tenant's obligation to pay rent, the Commencement Date shall be deemed to have occurred on the date that the Premises would have been ready for occupancy but for the Tenant delay. In the event Tenant requests not to initially improve certain areas of the Premises, the Commencement Date for those areas will be the same as the improved Premises.

4.4. On the Commencement Date, the roof, plumbing, fire sprinkler system, lighting, heating ventilation and air conditioning systems and electrical systems in the Premises will be in good operating condition. Landlord will rectify any non-compliance with such warranty at Landlord's sole expense and not as an Operating Expense.

                                        8

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4.5.     This Lease shall not commence until the Tenant Improvements have been substantially completed and an occupancy permit has been issued.

4.6. Except as otherwise set forth in this Lease, Tenant's occupancy of the Premises conclusively establishes that Landlord completed improvements, if any, in a manner satisfactory to Tenant and constitutes Tenant's waiver and release of any and all rights, benefits, claims or warranties available to Tenant under this Lease, at law or in equity in connection with such improvements.


5. ACCEPTANCE.
   -----------
5.1. By taking possession, Tenant acknowledges that Premises are in good condition.

5.2. The taking of possession or use of the Premises by Tenant for any purpose other than construction shall conclusively establish that the Premises and the Project were, at such time, in satisfactory condition (except for latent defects) and in conformity with the provisions of this Lease in all respects, excepting only items of which Tenant shall give Landlord written notice in reasonable detail within fifteen (15) days after Tenant takes such possession or commences such use of the Premises or the term of this Lease otherwise commences.

5.3. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Project or with respect to their suitability or fitness for the conduct of Tenant's business or for any other purpose.


6. USE, LIMITATIONS.
   -----------------
6.1. Tenant shall use the Premises solely for the purposes set forth in the Tenant's Use Clause and for no other use without Landlord's prior written consent. Landlord may grant or withhold consent at its sole discretion.

6.2. Tenant shall conduct its business at the Premises under the trade name set forth in the Tenant's Trade Name Clause and under no other trade name unless first obtaining the written consent of Landlord. Landlord shall not unreasonably withhold consent.

6.3. Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises or its contents. If the rate of any insurance carried by Landlord is increased as a result of Tenant's use, Tenant shall pay to Landlord within ten (10) days before the date Landlord is obligated to pay a premium on the insurance, or within ten (10) days after Landlord delivers to Tenant a certified statement from Landlord's insurance carrier stating that the rate increase was caused by an activity of Tenant on the Premises, as permitted in this Lease, whichever date is later, a sum equal to the difference between the original premium and the increased premium.

6.4. Tenant shall comply with any master Covenants, Conditions and Restrictions and/or any Declaration of Restrictions that may encumber the real property on which the Premises are located.

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6.5.     Tenant shall comply with all Laws concerning the Premises or Tenant's use of the Premises, including, without limitation, the obligation at Tenant's cost to alter, maintain, change, or restore the Premises in compliance and conformity with all Laws relating to the condition, use, or occupancy of the Premises during the term. Tenant will also comply with the requirements of any fire insurance underwriters or other similar body now or hereafter constituted relating to or affecting the conditions, use, or occupancy of the Premises. Tenant agrees to install at its sole cost and expense any improvements, changes, or alterations authorized in writing by Landlord and required by any governmental authority as a result of Tenant's use of the Premises or its manner of operation or any alterations made by Tenant. If Tenant contests the validity or application of any Law or other requirement of any governmental authority, Tenant shall furnish a bond as required by Landlord and shall protect, defend, hold harmless, and indemnify Landlord and the Project to the satisfaction of Landlord from and against all claims, losses, damages, costs, expenses, and liabilities arising from any such contest, including attorneys' fees incurred by Landlord in monitoring Tenant's compliance.

6.6. Tenant shall not do or permit anything to be done in or about the Premises that will, in any way, unreasonably obstruct or interfere with the rights of other tenants or occupants of the Project or materially injure them. Tenant shall not use the Premises in any manner that will cause, maintain, permit, or constitute waste, nuisance, or an unreasonable annoyance to the quiet enjoyment of the tenants of the Building (including, without limitation, the use of loudspeakers or sound or light apparatus that can be heard or seen outside the Premises). Tenant shall not allow the Premises to be used for any unlawful purpose.

6.7. Subject to the uses permitted under Tenant's use clause, Tenant shall not use the Premises for sleeping, washing clothes, cooking, or the preparation, manufacture, or mixing of anything that might emit any odor or objectionable noises or lights.

6.8. Tenant shall not do or permit anything on the Premises that will cause damage to the Premises. Any overloading of electrical circuits shall be the responsibility of Tenant. No machinery, apparatus, or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate, or shake the Premises. Landlord reserves the right to prescribe the weight and position of all files, safes, and heavy equipment that Tenant desires to place in the Premises so as to properly distribute weight. Tenant's business machines and mechanical equipment that cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building or Project shall be so installed, maintained, and used by Tenant as to eliminate such vibration or noise. Tenant shall be responsible for all structural engineering required to determine structural load.

6.9. Tenant shall not display or sell merchandise or allow carts, portable signs, devices or other objects to be stored or remain outside the defined exterior and permanent doorways of the Premises.

6.10.    Tenant shall not conduct or permit any sale by auction on the Premises.

6.11. Tenant shall have for its use and benefit the non-exclusive right in common with Landlord and future owners, other tenants and their agents, employees, customers, licensees, subtenants, invitees, and all others to whom Landlord has granted or may grant such rights, to use the Unit Shared Use Areas during the entire term of this Lease, or any extension

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         thereof, for ingress and egress, roadway, automobile parking and sidewalks. However, Landlord shall, at all times, have the right and privilege of determining the nature and extent of the Unit Shared Use Areas and of making such changes which in its opinion are deemed to be desirable. Such changes may include, but shall not be limited to the following: Converting Unit Shared Use Areas into leasable areas; adding additional buildings and improvements on the land or on adjacent land, which may share access, Project Enhancement Areas And Unit Shared Use Areas, and parking facilities; constructing additional parking facilities in the Unit Shared Use Areas; increasing or decreasing Unit Shared Use Area land and/or facilities; changing the location, number, size, and shape of driveways, entrances, exits, lobbies, automobile parking spaces, parking areas, loading and unloading areas, ingress, egress, landscaped areas, walkways, the direction and flow of traffic, (provided such changes shall not unreasonably restrict or prevent Tenant from having proper access to the Premises for loading, parking or other normal day to day operations); installation of prohibited areas, landscaped areas, and all other facilities thereof. Tenant acknowledges that such activities may result in occasional inconvenience to Tenant. Landlord reserves the right from time to time to close temporarily any of the Unit Shared Use Areas for maintenance purposes so long as reasonable access to the Premises is available. Nothing contained herein shall be deemed to create any liability upon Landlord as a result of said changes or for any damage to motor vehicles of customers or employees or for loss of property from within such motor vehicles, unless caused by the negligence of Landlord, its agents, servants or employees. Any changes in the Unit Shared Use Area land and/or facilities shall not entitle Tenant to any compensation or diminution or abatement of rent, nor shall any diminution of such areas be deemed constructive or actual eviction. All Unit Shared Use Areas and facilities not located within the Premises, which Tenant may be permitted to use and occupy, pursuant to this Lease, are to be used and occupied under a revocable license.

6.12. Landlord reserves the right from time to time to install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Project above the ceiling surfaces, below the floor surfaces, within the walls and in central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises that are located in the Premises or located elsewhere outside the Premises, and to expand the Project.

6.13. Landlord shall, at all times during the term of this Lease, have the sole and exclusive control of the Unit Shared Use Areas, and may, at any time during the term hereof, exclude and restrain any person from use or occupancy thereof, excepting, however, bona fide customers, patrons and service-suppliers of Tenant, and other tenants of Landlord who make use of such areas in accordance with the rules and regulations established by Landlord from time to time with respect thereto. The rights of Tenant hereunder, in and to the Unit Shared Use Areas, shall, at all times, be subject to the rights of Landlord, other tenants of the Building and all others to whom Landlord has granted such rights, to use the same in common with Tenant. Tenant shall not, at any time, interfere with the rights of Landlord, other tenants, or any other person entitled to use the Unit Shared Use Areas. It shall be the duty of Tenant to keep all Unit Shared Use Areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation and to permit the use of any of the parking and roadway access areas only for normal parking and ingress and egress by the such customers, patrons and service-suppliers to and from the Building.

6.14. If, in the opinion of Landlord, unauthorized persons are using any Unit Shared Use Areas by reason of the presence of Tenant in the Premises, Tenant, upon demand of Landlord, shall enforce Landlord's rights against all such unauthorized persons by appropriate proceedings. Nothing herein shall affect the rights of Landlord, at any time, to remove any such unauthorized persons from the Unit Shared Use Areas or to restrain the use of any of the Unit Shared Use Areas by unauthorized persons.

6.15. Tenant agrees to comply with such reasonable rules and regulations (the "Rules and Regulations") in the use of the Premises and the Unit Shared Use Areas as Landlord may adopt from time to time for the orderly and proper operation of the Project, provided any such future Rules and Regulations shall have no material adverse effect on Tenant's use of the Premises and requires no material expenditure on the part of Tenant. Tenant shall use its best efforts to cause others who use the Unit Shared Use Areas with Tenant's express or implied permission to abide by Landlord's Rules and Regulations. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Project of any of such Rules and Regulations. Such Rules and Regulations may include, but are not limited to, the following:

         6.15.1.  Normal business hours;

         6.15.2.  Hours during which the Common Areas shall be open for use;

         6.15.3. The restricting of employee parking to a limited, designated area or areas and the imposition of fines for violations of such restrictions or designations; and

         6.15.4. The regulation of removal, storage, and disposal of Tenant's refuse and other rubbish.

6.16. Landlord shall not do any of the following without Tenant's consent, which shall not be unreasonably withheld: (i) materially impair the visibility of Tenant's exterior signage; (ii) materially impair access to and from the Premises to the parking areas; or (iii) reduce the number of Tenant's parking spaces.

6.17. Tenant shall make a reasonable inspection as to the existence of any Hazardous Substances on the Premises prior to the commencement of the Lease as necessary to satisfy itself as to the condition of the Premises.

6.18. Tenant, at its sole cost and expense, will comply with all Hazardous Substances Laws (including, but not limited to any federal, state or local statutes, laws, ordinances or regulations in effect either at the time of execution of the Lease or at any time during the term, that control, classify, regulate, list or define Hazardous Substances) and prudent industry storage practice relating to the presence, treatment, storage, transportation, disposal, release or management of Hazardous Substances in, on, under or about the Project. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any Claims relating to or in any way connected with Hazardous Substances in, on, under or about the Project, without first notifying Landlord of Tenant's intention to do so and affording Landlord reasonable opportunity to investigate, appear, intervene and otherwise assert and protect Landlord's interest in the Project.

6.19. Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Premises by Tenant, Tenant's agents, employees, contractors, or invitees without first obtaining Landlord's written consent. If Hazardous Substances are used, stored, generated, or disposed of on or in the Premises except as permitted above, or if the Premises become contaminated in any manner for which Tenant is legally liable, Tenant shall indemnify, defend and hold harmless the Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space, or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, litigation expenses, attorneys' fees, consultant, and expert fees) of whatever kind or nature, known or unknown, contingent or otherwise, arising during or after the Lease term and arising as a result of that contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on the Premises and that results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Substance on the Premises. Tenant shall first obtain

         Landlord's approval for any such remedial action. The provisions of this Section shall be in addition to any other obligations and liabilities Tenant may have to Landlord at law or equity and shall survive the transactions contemplated herein and shall survive the termination of this Lease. Notwithstanding the foregoing, Tenant may use nominal amounts of Hazardous Substances as are normal and customary for general office use, provided that Tenant complies with all applicable Laws relating thereto.

         6.19.1. As used herein, "Hazardous Substance" means any substance that is toxic, ignitable, reactive, or corrosive and that is now or hereafter regulated by any local or State government with jurisdiction over the Premises or Tenant, or the United States Government. "Hazardous Substance" includes, but is not limited to, any and all material or substances that are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance" pursuant to Law. "Hazardous Substance" includes, but is not limited to, petroleum based products, paints and solvents, lead, cyanide, DDT, printing inks, acids, asbestos, PCB's, contaminants, toxic wastes, toxic pollutants, dredged soil, solid waste, pesticides, herbicides, fertilizers and other agricultural chemicals or wastes, incinerator residue, sewage, garbage, sewage sludge, munitions, chemical products and wastes, and any other liquid, solid or gaseous pollutants or hazardous substances or wastes which are or may become subject to regulation under any State or Federal environmental protection law or regulation.

         6.19.2. Any Hazardous Substance permitted on the Premises as provided above, and all containers therefore, shall be used, kept, stored, and disposed of in a manner that complies with all Laws applicable to this Hazardous Substance.

         6.19.3. Tenant shall not discharge, leak, or emit, or permit to be discharged, leaked, or emitted, any material into the atmosphere, ground, sewer system, or any body of water, if that material (as is reasonably determined by the Landlord, or any governmental authority) does or may pollute or contaminate the same, or may adversely affect (a) the health, welfare, or safety of persons, whether located on the Premises or elsewhere, or (b) the condition, use or enjoyment of the building or any other real or personal property. Tenant shall immediately notify Landlord of any release of any Hazardous Substance on or near the Premises whether or not such release is in a quantity that would otherwise be reportable to a public agency and shall also comply with the notification requirements of California Health & Safety Code section 25359.7.

         6.19.4. At the commencement of each Lease Year, Tenant shall disclose to Landlord the names and approximate amounts of each and every Hazardous Substance that Tenant intends to store, use, or dispose of on the Premises in the coming Lease Year. In addition, at the commencement of each Lease Year, beginning with the second Lease Year, Tenant shall disclose to Landlord the names and amounts of all Hazardous Substances that were actually used, stored, or disposed of on the Premises if those materials were not previously identified to Landlord at the commencement of the previous Lease Year.

6.20. Tenant shall notify Landlord of any of the following actions affecting Landlord, Tenant, or the Project that result from or in any way relate to Tenant's use of the Project immediately after receiving notice of the same: (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened under any

         Hazardous Substances Law; (b) any Claim made or threatened by any person relating to damage, contribution, liability, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Substance; and (c) any reports made by any person, including Tenant, to any environmental agency relating to any Hazardous Substance, including any complaints, notices, warnings or asserted violations. Tenant will also deliver to Landlord, as promptly as possible and in any event within five business days after Tenant first receives or sends the same, copies of all Claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Tenant's use of the Premises. Upon Landlord's written request, Tenant will promptly deliver to Landlord documentation acceptable to Landlord reflecting the legal and proper disposal of all Hazardous Substances removed or to be removed from the Premises. All such documentation will list Tenant or its agent as a responsible party and will not attribute responsibility for any such Hazardous Substances to Landlord or Property Manager.

6.21. Tenant acknowledges and agrees that all reporting and warning obligations required under Hazardous Substances Laws resulting from or in any way relating to Tenant's use of the Premises or Project are Tenant's sole responsibility, regardless whether the Hazardous Substances Laws permit or require Landlord to report or warn.

6.22. Tenant shall obtain proper permits from the City of Vista, the Fire Department, and any other government agencies necessary to operate its business at this location. In the event any of these agencies require building modifications to adapt the building to Tenant's current or future use, Tenant shall make such modifications at Tenant's sole expense.

6.23. Landlord shall, at an interval determined at Landlord's discretion, monitor Tenant's program and efforts to manage and control Hazardous Substances and conduct inspections that it deems proper to determine whether any contamination has taken place. If contamination caused by Tenant is discovered through such monitoring and inspection, the following program shall be instituted at Tenant's expense:

6.24. A low-level geotechnical reconnaissance shall be conducted to determine soil classification, depth of ground water, nearest drinking water aquifer, direction of ground water flow.

6.25. Based on the result of this inspection, three (3) to (6) ground water monitor wells shall be placed at strategic points on the Premises or other appropriate locations in the Project. These are wells shall use specially prepared PVC and stainless steel pipes and fittings as recommended by the testing engineers or technicians.

6.26. A "background analysis" of the site shall then be conducted for "priority pollutants." This analysis establishes the pollutants present in the soil and ground water at the beginning of the monitoring period. Landlord and Tenant should maintain this analysis on file for future reference and comparison.

6.27. Every three (3) years, or such other interval as may be recommended by the testing engineers or technicians, an analysis shall be made of the ground water drawn from the monitoring wells to determine if new or increased pollutants are present in the ground water. An industrial environmental laboratory using a spectrometer and other appropriate analytical processes shall conduct analysis.

6.28. If, on the basis of this testing procedure it is determined that there is continued pollution of the Premises, Tenant shall immediately take steps as required, at Tenant's sole expense, to contain, clean up, and discontinue the contamination of the soil and/or groundwater.

6.29. Regular monitoring of the ground water shall then continue for the duration of the lease period.

6.30. The discovery of Hazardous Substances on the Premises shall not constitute grounds for rescission or termination of the Lease by the Tenant, nor for offset against, or abatement of, any rents due under the terms of the Lease. Landlord represents to Tenant that Landlord has no actual knowledge of the presence of any Hazardous Materials within the Premises. Landlord indemnifies Tenant from all liability arising from the presence of any Hazardous Materials that were present within the Premises before the commencement of Tenants occupancy of the Premises.


7. RENT.
   -----
7.1. Tenant shall pay the Rent to Landlord in lawful money of the United States of America, without deduction, setoff, prior notice, or demand. Rent is due on or before the first day of each month, commencing on the Commencement Date and continuing during the Term. Base Rent for the first month or portion of it shall be paid upon execution of this Lease. Base Rent for any partial month shall be prorated at the rate of 1/30th of the Base Rent per day. Thereafter, Rent shall be payable in accordance with the terms of this Section. The total consideration for the term of this Lease shall be increased by the amount of any such prorated installment hereby required. All Rent shall be paid to Landlord at the address provided in this Lease or at such other place as Landlord may from time to time designate in writing.

7.2. Landlord shall have the right to accept all Rent and other payments, whether full or partial, and to negotiate checks and payments thereof, without any waiver of rights, irrespective of any conditions to the contrary that Tenant seeks to impose. No security or guaranty that may now or later be furnished to Landlord for the payment of Rent herein reserved or for performance by Tenant of the other covenants or conditions of this Lease shall in any way be a bar or defense to any action in unlawful detainer, or for the recovery of the Premises or to any action that Landlord may at any time commence for a breach of any of the covenants or conditions of this Lease.

         7.2.1. The amount of Base Rent (and the corresponding Monthly Installments of Base Rent) payable hereunder shall be adjusted annually (the "Adjustment Date"), commencing on Tenant's First Adjustment Date. Adjustments shall be based upon the following:

         7.2.2.   Commencing on October 1, 2003, the Base Rent shall be
                  $20,849.00;

         7.2.3.   Commencing on October 1, 2004, the Base Rent shall be
                  $21,475.00;

         7.2.4.   Commencing on October 1, 2005, the Base Rent shall be
                  $22,119.00;

         7.2.5.   Commencing on October 1, 2006, the Base Rent shall be
                  $22,783.00;

         7.2.6.   Commencing on October 1, 2007, the Base Rent shall be
                  $23,466.00;

         7.2.7.   Commencing on October 1, 2008, the Base Rent shall be
                  $24,170.00;

         7.2.8.   Commencing on October 1, 2009, the Base Rent shall be
                  $24,895.00.

         7.2.9. Rent or any other sum not paid to Landlord when due shall bear interest at the rate of 10% per annum from the date due until fully paid. Paying such interest shall not excuse or cure any default by Tenant under this Lease.

7.3. If this Lease terminates before the expiration date for reasons other than Tenant's default, Base Rent shall be prorated to the date of termination, and Landlord shall immediately repay to Tenant all Base Rent then prepaid and unearned.


8. LATE CHARGES.
   -------------
8.1. In the event any payment of Rent or any other sum required hereby shall not be paid within (5) days after the same shall be due and payable, a late charge by way of damages shall be immediately due and payable in addition to the interest provided above. However, as an accommodation to Tenant, only upon the first occurrence, in any calendar year, of Tenant's failure to pay rent when due, Landlord shall give Tenant written notice of Tenant's failure to make such payment. If Landlord does not receive such payment within five days after sending Tenant notice, the late charge shall be due and payable. Tenant recognizes and acknowledges that default in making, when due, payments of Rent required hereby will result in Landlord incurring additional costs and expenses. Such costs and expenses include, but are not limited to, processing and accounting charges, legal costs, late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises, loss to Landlord of the use of the money due, and late charges that may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Tenant hereby agrees that, in the event of any such late payment, Landlord will be damaged and will be entitled to compensation for these damages, but such damages are, and will continue to be extremely difficult and impractical to ascertain for the following reasons: (i) the damages to which Landlord will be entitled in a court of law will be based on the difference between the actual value of Rent on the Premises at the time such payment is due and the Rent for the Premises as set forth in this Lease which difference must be based on opinions of rental value of the Premises which can vary in significant amounts; and (ii) it is impossible to predict as of the date on which this Lease is entered into whether the rental value of the Premises will increase or decrease as of the date of any future payments, and Tenant desires to limit the amount of damages for which Tenant might be liable should Tenant fail to make any payment of Rent required hereby. Tenant therefore agrees
         (i) that a late charge equal to percent (5%) of each payment of Rent that becomes delinquent is a reasonable estimate of said damages to Landlord and (ii) to pay said sum on demand.

8.2. Acceptance of any late charge, or any part thereof, shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. Any late charge shall be deemed additional rent and collection thereof shall be in addition to all of Landlord's other rights and remedies hereunder or at law or in equity and shall be construed as liquidated damages or as limiting Landlord's remedies in any manner. If Rent is not received by the due date, Landlord shall notify Tenant and Tenant shall, on demand of Landlord, immediately cure the default by presentment of Rent and late charge to Landlord.

8.3. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of twenty-five dollars ($25.00).

8.4. Tax Allocation: For purposes of the Internal Revenue Code, Landlord and Tenant hereby agree to allocate the stated rents provided herein to the periods that correspond to the actual Rent payments as provided under the terms and conditions of this Lease.


9. SECURITY DEPOSIT.
   -----------------
9.1. On execution of this Lease, Tenant shall deposit with Landlord the Security Deposit for the full and faithful performance by Tenant of the provisions of this Lease. If Tenant is in default, Landlord can use, apply, or retain the Security Deposit, or any portion of it, to cure the default, for the payment of any other amount that Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any loss or damage sustained by Landlord resulting from Tenant's default. Tenant shall immediately upon demand pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord as provided in this Section so as to maintain the Security Deposit in the sum initially deposited with Landlord. It is expressly agreed that the Security Deposit is not an advance rental deposit or a measure of Landlord's damages in the case of Tenant's default. A portion of the Security Deposit has been designated herein as a Cleaning Deposit. Said Cleaning Deposit shall be non-refundable, and shall be used for cleaning the Premises following the termination or expiration of this Lease. Tenant shall remain liable for the cost of cleaning the Premises if such cost exceeds the Cleaning Deposit. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the Security Deposit, less the amount of the Cleaning Deposit, if any remains, to Tenant, less any amounts required to restore the Premises to good condition and repair, including damage resulting from the removal by Tenant of its trade fixtures or equipment. Landlord's obligations with respect to the Security Deposit are those of a debtor and not a trustee. Landlord can maintain the Security Deposit separate and apart from Landlord's general funds or can commingle the Security Deposit with Landlord's general and other funds. Landlord shall not be required to pay Tenant interest on the Security Deposit. In addition, Landlord may, at Landlord's sole option, require Tenant to, immediately upon demand, increase the amount of the Security Deposit to an amount not to exceed the sum of (i) the then current Base Rent, plus (ii) the equivalent of Tenant's Pro Rata Share of one month's estimated Operating Expenses.


10. RENTAL ABATEMENT.
    -----------------

10.1. During the months of November 2002, December 2002, January 2003 and February 2003, one-half (1/2) of the Base Rent shall be abated; and Tenant shall only have the privilege to occupy the Premises with payment of one-half (1/2) of the Base Rent abated, subject to the following special condition subsequent:

         If Tenant defaults on any Rent payment or breaches any other provision of the Lease (which breach was not cured within any applicable cure period under this Lease), Tenant shall automatically forfeit the privilege to such Rent abatement. In that event, any such abated rental amount shall become immediately due and payable, and Tenant shall have no further right to occupy the Premises at a reduced rate.

10.2. Tenant shall continue to be responsible for additional rent, including, but not limited to, Operating Expenses and any other charges due pursuant to the provisions of this Lease (with the exception of the one-half (1/2) Base Rent) during the rental abatement period.


11. OPERATING EXPENSES.
    -------------------
11.1. For purposes of this Lease, Operating Expenses shall mean all direct costs paid or incurred in connection with the operation, management, repair, and maintenance, as determined by standard accounting practices, including, but not limited to: Common Area expenses; real property taxes and assessments and any taxes or assessments hereafter imposed in lieu thereof; rent taxes, gross receipt taxes (whether assessed against Landlord or assessed against Tenant and paid by Landlord, or both); water and sewer charges; accounting, audit, verification, legal and other consulting fees (but excluding legal fees in connection with a dispute between Landlord and any tenant); the net cost and expense of insurance for which Landlord is responsible hereunder or which Landlord or any first mortgagee with a lien affecting the Building reasonably deems necessary in connection with the Building; maintenance; repairs; utilities and utilities surcharge; management fees; pest control, janitorial, and security services;

         reserves, any and all assessments Landlord must pay for the Building pursuant to any covenants, conditions or restrictions and agreements affecting the Building or the Project; any costs levied, assessed or imposed by, or at the direction of, regional, municipal, or local government authority in connection with the use or occupancy of the Building or the Premises or the parking facilities serving the Building or the Premises, including required traffic management and fire safety programs and the Americans With Disabilities Act; the cost (amortized over such reasonable period as Landlord shall determine together with interest at the rate of Landlord's financing of such improvements or at a rate allowed by Law on the unamortized balance) of any capital improvements made to the Project or the Common Areas by the Landlord or replacement of any building equipment (a) needed to operate the Building or the Common Areas as required by any federal, state, regional, municipal, or local governmental authority, (b) installed as a labor-saving device or to effect other economies in the operation or maintenance of the Building, or (c) needed periodically to maintain the appearance of the Building and its quality; costs incurred in the management of the Building including supplies, wages, salaries, payroll expenses, taxes and similar governmental charges with respect thereto of employees used in the management, repair, operation, and maintenance of the Building; Project or Building management office rental; a market rate management fee; air conditioning, waste disposal, utility systems, mechanical systems, heating, ventilating, and elevator maintenance costs; supplies, materials, equipment, and tools; costs of maintaining the plumbing, heating, ventilating, air conditioning, and electrical systems installed or furnished by Landlord; depreciation of the cost of acquiring or the rental value of personal property used in maintenance, and all other upkeep of Common Areas; costs and expenses of gardening, landscaping, and interior plant service; maintenance of signs (other than Tenant's signs); personal property taxes levied on or attributable to personal property used in connection with the Building, including the Common Areas; costs and expenses of resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security, and similar items, including appropriate reserves for the parking garage; and, appropriate reserves to provide for maintenance, repair and replacement of improvements in the Building as determined by Landlord based on annual projections of such costs. The following items shall be excluded from Operating Expenses: (i) costs related to Hazardous Materials existing on the Premises prior to the Commencement Date; (ii) increases in real property taxes that are attributed to the months before September 1, 2006, and arises solely as a result of a change in ownership of the Building; and (iii) any other expenses which would not be considered to be normal maintenance and operating expenses of some aspect of the Building or Project.

11.2. Tenant shall pay to Landlord, as additional rent, Tenant's Pro Rata Share of such Operating Expenses in the following manner:

         11.2.1. Tenant shall pay to Landlord, as additional rent, on the first day of each calendar month of the term of this Lease, an amount equal to Landlord's best estimate (based on Landlord's budgeted figures) of Tenant's monthly Pro Rata Share of the Operating Expenses.

         11.2.2. Within ninety (90) days following the end of each calendar year, Landlord shall furnish Tenant with a statement covering the calendar year just expired (certified as correct by an authorized representative of Landlord, or if requested by a majority of the tenants in the Building by a certified public accountant) showing (i) the total Operating Expenses; (ii) the amount of Tenant's Pro Rata Share of such Operating Expenses for such calendar year; and (iii) the payments made by Tenant with respect to such period as set forth in this Article. If Tenant's payments exceed Tenant's Pro Rata Share of such Operating Expenses, Tenant shall be entitled to offset the excess against the next payments due Landlord as set forth in this Article. However, if Tenant's Pro Rata Share of such Operating Expenses exceeds Tenant's payments, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of such statement. In addition, Tenant's Pro Rata Share of the total Operating Expenses for the previous calendar year shall be used as an estimate for the current year and paid to Landlord pursuant to the provisions of this Article.

         11.2.3. Landlord may, at its option, by service of written notice on Tenant, choose to alter any payment periods provided for by this Lease under the Articles titled "Rent," "Operating Expenses," "Taxes; Assessments," "Maintenance," "Indemnity and Exculpation" and "Insurance."

11.3. If at any time during the term of this Lease, it shall be determined by rule, regulation or competent authority of any governmental or quasi-governmental entity having jurisdiction over the Premises or the Project, that any material, substance, service equipment, or system must be installed in or removed from the Premises or the Building in order to protect or maintain the health or safety of Tenant or those entering upon or working within the Premises, Landlord shall make such installation or removal and the cost of such installation or removal shall be included in Operating Expenses, provided that the requirement of the installation or removal of any such material, substance, service or equipment is not occasioned by the fault of Tenant in which event such cost shall be borne by Tenant.


12. TAXES; ASSESSMENTS.
    -------------------
12.1. Tenant shall pay, before delinquency, all taxes that are levied and assessed against Tenant's personal property installed or located in or on the Premises, and that become payable during the term. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments. "Taxes" shall include assessments, license fees, license taxes, business license fees, commercial rental taxes, levies, charges, penalties, taxes or similar impositions, imposed by any authority having the direct power to tax, including any city, county, state, or federal government, or any school, agricultural, lighting, drainage, or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Project, including but not limited to, the following:

         12.1.1. any tax on Landlord's right to other income from the Premises or as against Landlord's business of leasing the Premises;

         12.1.2. any assessment, tax, fee, levy, or charge in substitution, partially or totally, of any assessment, tax, fee, levy, or charge previously included within the definition of real estate tax, including but not limited to, any assessments, taxes, fees, levies, and charges that may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges be included in Real Property Taxes for the purposes of this Lease;

         12.1.3. any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax or excise tax levied by the State, city, or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof, and

         12.1.4. any assessment, tax, fee, levy, or charge upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

12.2. Whenever possible, Tenant shall cause said trade fixtures, furnishings, equipment and personal property to be separately assessed. If, however, any taxes on Tenant's personal property are levied against Landlord or Landlord's property, or if the assessed value of the Premises is increased by the inclusion of a value placed on Tenant's personal property, and if Landlord pays the taxes on any of these items or the taxes based on the increased assessment of these items, Tenant, on demand, shall immediately reimburse Landlord for the sum of the taxes levied against Landlord, or the proportion of the taxes resulting from the increase in Landlord's assessment. Landlord shall have the right to pay these taxes regardless of the validity of the levy.

12.3. Tenant shall pay to Landlord, in the manner provided in the Article titled "Operating Expenses," Tenant's Pro Rata Share, of all real property taxes and general and special assessments ("real property taxes") levied and assessed against the land, building, and other improvements of which the Premises are a part.

12.4. If any general or special assessment is levied and assessed against the Premises which under the Laws then in force may be evidenced by improvement or other bonds and may be paid in annual installments, only the amount of such annual installment, with appropriate proration for any partial year, and interest thereon, shall be included within a computation of taxes and assessments levied against the Premises.

12.5. Tenant shall pay to Landlord any and all excise, privileges and other taxes (other than net income and estate taxes) levied or assessed by any federal, state or local authority ("taxing authority") upon the rent received by Landlord hereunder. Tenant shall also pay to Landlord any business tax imposed upon Landlord by any taxing authority whether or not such tax is based or measured, in whole or in part, by amounts charged to Tenant or received by Landlord from Tenant under this Lease.

12.6. If at any time during the term of this Lease, any taxing authority shall alter the methods and/or standards of taxation and/or assessment ("tax plan"), in whole or in part, so as to impose a tax plan in lieu of or in addition to the tax plan in existence as of the date of this Lease, such taxes or assessments based upon such altered tax plan including: (i) any tax, assessment, excise, surcharge, fee, penalty, bond or similar imposition ("impositions") whether or not in lieu, partially or totally, of any impositions assessed against the land, building, and other improvements of which the Premises are a part prior to any alterations in the tax plan; (ii) any impositions on Landlord's right to rent or other income from the Premises or against Landlord's business of leasing the Premises; (iii) any impositions allocable to or measured by the area of the Premises or the rent payable hereunder, including without limitation any impositions levied by any taxing authority with respect to such rental or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; (iv) any impositions upon this Lease transaction or any document to which Tenant is a party which creates or transfers any interest or estate in or to the Premises; and (v) any special, unforeseen or extraordinary impositions however described, shall also be considered taxes for the purposes of this Lease.

12.7. Tenant's liability to pay real property taxes shall be prorated on the basis of a 365-day year to account for any fractional portion of a fiscal year included in the term at its commencement and expiration.

12.8. If at any time during the term of this Lease any of Tenant's Taxes are levied against Landlord or Landlord's property, or if the assessed value of the Project is increased by the inclusion therein of a value placed upon such personal property or fixtures of Tenant or upon such improvements made to the Premises, Landlord shall not be obligated to pay such Tenant's Taxes. If Landlord pays such Tenant's Taxes so levied or so based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under protest if requested by Tenant in writing, then Tenant shall, within ten (10) days after receipt of Landlord's written demand for payment thereof, repay to Landlord such Tenant's Taxes so paid by Landlord, or the portion of such Tenant's Taxes resulting from such increase in the assessment. However, in any such event, Tenant shall have the right, in the name of the Landlord and with Landlord's full cooperation, but without any cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such Tenant's Taxes so paid, any amount so recovered to belong to Tenant. The portion of any such Tenant's Taxes to be paid by Tenant pursuant to this Section shall be determined by Landlord from the respective values assigned in the assessor's worksheets or from such other best information as may be reasonably available to Landlord.

13. MAINTENANCE.
    ------------

13.1. Except as otherwise provided in this Lease, including, but not limited to, this Article and the Articles titled "Destruction" and "Condemnation," Tenant shall, at its sole expense, maintain the entire Premises (including, but not limited to, any and all appurtenances thereto wherever located, including the interior surfaces of the exterior walls, the exterior and interior portions of all doors, door frames, door checks, other entrances, interior portions of windows, window frames, plate glass, suite fronts, signs, all plumbing and sewage fixtures and equipment, within the Premises, fixtures, walls, floors, ceiling, carpets, drapes, painted surfaces, wall coverings, cabinets, shelves, whether any such work or repair, replacement, renewal, or restoration is interior or exterior to the Premises, is foreseen or unforeseen, or is ordinary or extraordinary) in good tenantable condition and repair as reasonably determined by Landlord, including without limitation all additions and improvements made by or for the Tenant as well as all items of maintenance, alteration, or reconstruction that may be required by a governmental agency having jurisdiction thereof.

13.2. If Tenant fails, refuses, or neglects to commence and complete repairs promptly and adequately, to remove any liens, to pay any cost or expense, to reimburse Landlord, or otherwise to perform any act or fulfill any obligation required of Tenant, Landlord may make or complete any such repairs, remove such lien, pay any such cost or expense, perform the same without prior notice to, but at the sole expense of, Tenant. Tenant shall promptly reimburse Landlord for all expenses of Landlord for all expenses of Landlord thereby incurred, including any administrative fee of fifteen percent (15%), within ten
         (10) days after receipt by Tenant from Landlord of a statement setting forth the amount of such expenses. Landlord's rights and remedies pursuant to this Section shall be in addition to any and all rights and remedies provided under this Lease or at law and shall not affect a waiver of Tenant's obligations.

13.3. Landlord shall not have any responsibility to maintain the Premises. Tenant, as a material part of the consideration rendered to Landlord, in entering into this Lease, hereby waives the provisions of the California Civil Code with respect to Landlord's obligation for tenantability of the Premises and Tenant's right to make repairs and deduct the expenses of such repairs from rent.

13.4. Except as otherwise set forth in this Lease, Tenant shall, at its sole cost, keep and maintain all window and door glass, utilities, fixtures and mechanical equipment used by Tenant in good order, condition and repair.

13.5. Landlord shall, at Tenant's sole expense, arrange for the maintenance of any heating and/or air conditioning units servicing the Premises with a reputable maintenance service person or entity. Tenant shall pay the costs of said maintenance as additional Rent. In the event that any heating and/or air conditioning unit services more than one Tenant, Tenant shall pay a reasonable proportion of the cost of the maintenance (including labor and parts), which proportion shall be determined by Landlord based upon Tenant's proportionate share of the square footage of the area serviced by any such unit.

13.6. Landlord shall keep in good condition and repair the roof and structural components of the Premises except when such maintenance and repair is necessitated by reason of Tenant's negligence, alteration of or addition to the Premises, or breach of any term or condition of this Lease. All costs of Landlord's maintenance and repairs shall be borne by Tenant and prorated in the manner set forth in the Article titled "Operating Expenses." Landlord shall have no obligation to make any such repairs until Landlord has received written notice from Tenant with respect to the need for such repairs, and Landlord shall not be deemed to be in default with respect to its obligation to repair unless and until Landlord has (i) received said written notice and (ii) failed to make such repairs within a reasonable period following the receipt of said notice. Landlord shall, after receiving written notice, exercise due diligence in making such repairs. Tenant hereby waives any provisions of any and all Laws permitting Tenant to make repairs at Landlord's expense. Landlord shall enforce any express construction warranties for the benefit of Tenant to the extent that they are available. There shall be no abatement of rent and no liability of Landlord under any circumstances by reason of any loss of or any injury to property, lost profits, or for injury to or interference with Tenant's business arising from the making of or Landlord's failure to make any repairs, alterations, or improvements.

13.7. Landlord shall, as part of the Operating Expenses, repair and maintain the Project Enhancement Areas And Unit Shared Use Areas in a neat, clean and orderly condition and repair, properly lighted and landscaped, and shall operate the Project, in Landlord's sole discretion, as a first class industrial/office/commercial real property development. All expenses in connection with the Project Enhancement Areas And Unit Shared Use Areas shall be charged and prorated in the manner set forth in the Article titled "Operating Expenses." It is understood and agreed that the phrase "expenses in connection with said Project Enhancement Areas And Unit Shared Use Areas" shall include, but shall not be limited to, all sums expended in connection with said Project Enhancement Areas And Unit Shared Use Areas for all general maintenance and repairs, resurfacing, painting, restriping, cleaning, sweeping and janitorial services; maintenance and repair of sidewalks, curbs, and Building signs (other than Tenant's sign), sprinkler systems, planting and landscaping; lighting and other utilities; painting of all exterior surfaces of the Building or buildings in the Project; directional signs and other markers and bumpers; maintenance and repair of any fire protection systems, automatic sprinkler systems, lighting systems, storm drainage systems and any other utility systems; personnel to implement such service, including, if Landlord deems necessary, the cost of security guards and/or all costs and expenses pertaining to a security alarm system for the tenants; police and fire protection services; personal property taxes levied on or attributable to personal property owned by Landlord which is consumed in the operation or maintenance of the Project Enhancement Areas And Unit Shared Use Areas; depreciation and maintenance on operating machinery and equipment (if owned) and rental paid for such machinery and equipment (if rented); any parking charges, surcharges or any other costs levied or assessed by local, state or federal governmental agencies in connection with the use of parking facilities; fees for required licenses and permits; adequate public liability and property damage insurance on the Project Enhancement Areas And Unit Shared Use Areas; reserves for exterior painting and other appropriate reserves; and a reasonable allowance to Landlord for Landlord's supervision of the said Project Enhancement Areas And Unit Shared Use Areas, which cost shall not exceed three percent (3%) of the total of the aforementioned expenses for said calendar year. Landlord may, however, cause any or all of said services to be provided by an independent contractor or contractors.

13.8. Landlord's exercise of any right or obligation to maintain or repair the Premises, Project Enhancement Areas And Unit Shared Use Areas and/or other areas of the Project shall not entitle Tenant to any abatement of rent, compensation or damages for injury, loss or inconvenience occasioned thereby.

13.9. Tenant waives the right to make repairs at Landlord's expense under any Law, including, but not limited to, Sections 1932, 1933, 1941, and 1942 of the California Civil Code.

13.10. Tenant, at its own expense, shall make all repairs to the Project that are made necessary by any breach of this Lease or any misuse or neglect by:

         13.10.1. Tenant or any of its officers, agents, employees, contractors, licensees, or subtenants; or

         13.10.2. Any visitors, patrons, guests, or invitees of Tenant or its subtenant.

13.11. All such repairs shall be at lest equal in quality to the original work, shall be made only by a licensed, bonded contractor approved in advance by Landlord, and shall be made only at such time or times as shall be approved by Landlord. Landlord may impose reasonable restrictions and requirements with respect to such repairs. At the time of the expiration of the tenancy created herein, Tenant shall surrender the Premises in good order, condition, and repair, ordinary wear and tear excepted. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

13.12. Tenant shall, at its own expense, keep and maintain the Premises in a clean, sanitary, and safe condition in accordance with all Laws.

13.13. Tenant shall, at its own expense, install and maintain such fire extinguishers and other fire protection devices (other than sprinkler systems) as may be required in the Premises from time to time by any agency having jurisdiction and/or by the insurance underwriters insuring the Building


14. UTILITIES AND SERVICES.
    -----------------------
14.1. Except as otherwise provided in this Article, Tenant shall make all arrangements for and pay for all utilities and services furnished to or used by it, including, without limitation, gas, electricity, water, telephone service, and trash collection, and for all connection charges. If Tenant requires or utilizes more water or electrical power than Landlord considers reasonable or normal for general office use, light manufacturing, or warehousing, Landlord may at its option (a) require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage and (b) install separate meter(s) or monitors for the Premises, at Tenant's sole expense.

14.2. In the event that Landlord furnishes any utilities (referred to herein as the "Jointly Metered Utilities"), Landlord shall only be required to provide heating, air conditioning, and ventilation during normal business hours. Normal business hours shall be defined from time to time by Landlord in the rules and regulations.

14.3. Tenant shall pay to Landlord, as additional rent, the cost of all Jointly Metered Utilities in the following manner:

         14.3.1. Tenant shall pay to Landlord, as additional rent, on the first day of each calendar month of the term of this Lease, an amount equal to Landlord's best estimate (based on Landlord's budgeted figures) of all Jointly Metered Utilities based upon Tenant's proportionate share of the occupied square footage of the building or buildings serviced by such meter and any extraordinary uses which may be made by Tenant;

         14.3.2. Within sixty (60) days following the end of each calendar year, Landlord shall furnish Tenant with a statement covering the calendar year just expired (certified as correct by an authorized representative of Landlord, or if requested by a majority of the tenants in the Building by a certified public accountant) showing (i) the total cost of Jointly Metered Utilities; (ii) the amount of Tenant's proportionate share of the Jointly Metered Utilities for the calendar year; and (iii) the payments made by Tenant with respect to such period as set forth in this Article. If Tenant's payments exceed Tenant's proportionate share of such costs, Tenant shall be entitled to offset the excess against the next payments due Landlord as set forth in this Article. However, if Tenant's proportionate share of the Jointly Metered Utilities exceeds Tenant's payments, Tenant shall pay Landlord the deficiency within ten
                  (10) days after receipt of such statement. In addition, Tenant's proportionate share of the total Jointly Metered Utilities for the previous calendar year shall be used as an estimate for the current year and paid to Landlord pursuant to the provisions of this Article.

14.4. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any utilities when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. No such failure or interruption shall entitle Tenant to terminate this Lease. Landlord shall not be liable, under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

14.5. Tenant may, at its sole expense, elect to install its own meter for any utilities which are jointly metered by written notice delivered to Landlord one (1) month prior to the initiation by Tenant of any work to effectuate such change.

14.6. Landlord shall, during all normal business hours, maintain and keep lighted the common stairs, common entries, and toilet rooms if any, in the building of which the Premises are a part.

14.7. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reason of Landlord's failure to furnish any utilities when such failure is caused by accident; act of God; breakage: repairs; strikes; lockouts or other labor disturbances or labor disputes of any character; any Law, moratorium, or other action of any federal, state, county, or municipal authority; inability despite the exercise of reasonable diligence by Landlord to obtain electricity, water, or fuel; or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. No such failure or interruption shall entitle Tenant to terminate this Lease. Also, no eviction of Tenant shall result from such failure and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure. Landlord shall not be liable, under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

14.8. Landlord reserves the right to stop providing plumbing, ventilation, air conditioning, electric, water, or any other service provided by Landlord under this Lease, when necessary by reason of accident or emergency or for repairs, alterations or improvements, which in the reasonable judgment of Landlord are desirable or necessary to be made, until said repairs, alterations, or improvements shall have been completed.

15. INDEMNITY AND EXCULPATION.
    --------------------------
15.1. Tenant is liable for, and shall indemnify, protect, defend, and hold Landlord harmless from and against, any and all loss, claims, actions, suits, liabilities, judgments, costs, and expenses (including attorneys' fees) by reason of the following:

         15.1.1. injury to any person or property, from whatever cause, all or in part connected with the condition or use of the Premises or the improvements or personal property located therein, including, but not limited to, any liability for injury to the person or property of Tenant, its agents, officers, employees, invitees, or trespassers;

         15.1.2. any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, the Project or the Common Area; and

         15.1.3. any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease; and

         15.1.4. any act, neglect, fault or omission of Tenant or of its agents or employees, except to the extent caused by or resulting from the negligence or willful misconduct of Landlord or its employees in the operation or maintenance of the Premises, the Building, or the Project.

15.2. Tenant shall, at Tenant's expense, resist and defend any such action, suit, or proceeding or cause the same to be resisted or defended by counsel designated by Tenant and approved by Landlord in writing. Tenant's obligation hereunder shall survive the termination of this Lease, if the incident requiring such defense occurred during the Lease term.

15.3. Neither Landlord nor any manager, member, partner, director, officer, agent or employee of Landlord shall be liable to Tenant or its partners, directors, officers, contractors, agents, employees, invitees, sublessees, licensees for any loss, injury or damage to or death of Tenant or to any other person, or to its or their property, goods, wares, and merchandise in, upon, and about the Premises irrespective of the cause of such injury, damage or loss, except to the extent caused by or resulting from the negligence or willful misconduct of Landlord or its employees in the operation or maintenance of the Premises, the Building, or the Project. Further, neither Landlord nor any manager, member, partner, director, officer, agent or employee of Landlord shall be liable (i) for any such damage caused by other tenants or persons in or about the Project, or caused by quasi-public work; or (ii) for consequential damages arising out of any loss of the use of the Premises of any equipment or facilities therein by Tenant or any person claiming through or under Tenant. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of all such damage to property or injury or death to person in, upon or about the Premises from any cause whatsoever. Except as provided in this Section, Tenant hereby waives all its claims in respect thereof against Landlord.

15.4. All of Tenant's releases and indemnification, defense, and hold harmless obligations under this Lease survive the expiration or other termination of this Lease, without limitation.

15.5. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Project shall in no way affect this Lease or impose any liability on Landlord.

16. INSURANCE.
    ----------
16.1. Landlord shall maintain, at Tenant's expense, a policy or policies of insurance, as Landlord reasonably deems necessary from time to time or is required by Landlord's lenders, protecting against the following:

         16.1.1. Fire and other perils normally included in the extended coverage insurance with special form, to the extent of at least one hundred percent (100%) of the insurable value of the Building and other improvements on the Premises exclusive of trade fixtures, equipment, goods and materials belonging to Tenant;

         16.1.2. Rent loss insurance to the extent of at least one hundred percent (100%) of the annual gross rentals from the Project of which the Premises constitutes a part; and

         16.1.3. Public liability and property damage insurance and products liability insurance with respect to Project Enhancement Areas And Unit Shared Use Areas for the joint benefit of Landlord and Tenant: (i) in amounts not less than $1,000,000 for bodily injury or death to any one person, and in an amount not less than $2,000,000 per occurrence; and (ii) for property damage in an amount of not less than $1,000,000 per occurrence. Said amounts shall be subject to adjustment every Three (3) years to the then prevailing limits normally required for operations of the type conducted by Tenant on the Premises.

16.2. Tenant shall pay to Landlord, as additional rent, and in the manner provided in the Article titled "Operating Expenses," Tenant's Pro Rata Share of the cost of insurance required in Sections 1 and 6 of this Article.

16.3. Tenant shall maintain in force and effect at all times during the term of this Lease, and at all times during any early entry whereby Tenant desires to perform any work or store any property in the Premises, a policy or policies of fire, extended coverage, and special extended coverage ("all risk") insurance with respect to Tenant's fixtures, furniture, personal property, equipment, goods and materials located in the Premises, sprinkler leakage, energy systems coverage, coverage for water damage to contents, and earthquake sprinkler leakage, with vandalism and malicious mischief endorsements to the extent of at least one hundred percent (100%) of their insurable value, including all leasehold improvements and betterments to the Premises installed by or paid for by Tenant. Coverage shall also include all personal property of third parties to the extent any such fixtures and personal property are used or located in the Premises. During the term of this Lease, the proceeds of any such policy or policies of fire insurance shall be used solely for the repair or replacement of the fixtures or equipment so insured. Landlord shall have no claim or interest in said insurance and shall sign all documents necessary to effectuate the settlement of any claim or loss by Tenant.

16.4. Tenant shall maintain in force and effect at all times during the term of this Lease, with an insurance company acceptable to Landlord, a comprehensive general liability insurance policy with respect to the Premises, for the joint benefit of Landlord and Tenant for personal injury in amounts of not less than $1,000,000 for bodily injury or death to any one person, in an amount not less than $3,000,000 per occurrence, for property damage in an amount of not less than

         $1,000,000 per occurrence, and in an amount not less than $3,000,000 general aggregate on a per location basis. Such insurance shall also include blanket contractual coverage covering Tenant's indemnity obligations hereunder, public liability, broad form property damage, products liability, completed operations, legal liability in excess of recovery obtained by Landlord under any insurance maintained by Landlord, liquor liability or host liquor liability, if Tenant serves liquor in the Premises, and owned and non-owned automobile coverages. The amounts of such public liability insurance shall be increased from time to time as Landlord may reasonably determine or as required by any lender with an interest in the Project. Such insurance must include:
         (a) specific coverage provisions or endorsements naming Landlord and Property Manager as additional insureds by an "Additional Insured - Managers or Lessors of Premises" endorsement (or equivalent coverage or endorsement); and (b) provisions stating that the insurer has a duty to defend all insureds under the policy (including additional insureds), and that defense costs are paid in addition to, and do not deplete, the policy limits. Tenant shall furnish Landlord with a certificate of insurance with respect to such policy or policies prior to entry of the Premises.

16.5. Tenant shall maintain in force and effect at all times during the term of this Lease with an insurance company acceptable to Landlord, workers' compensation insurance, including employer's liability coverage, as required by any and all Laws.

16.6. Tenant shall not keep, use, sell or offer for sale in or upon the Premises any article that may be prohibited by any insurance policy periodically in force covering the Project. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Project or any portion thereof, Tenant shall pay any such increase in premiums as additional rent within ten (10) days after being billed therefore by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Project or the Tenant Improvements showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

16.7. Landlord and Tenant hereby mutually release each other from liability and waive all right to recover against each other (and against the members, officers, employees, and agents of the other party) from any loss or damage from perils insured against under their respective fire insurance policies, including any extended coverage and endorsements to said policies. However, this Section shall be inapplicable if it would have the effect, but only to the extent that it would have the effect, of invalidating any insurance coverage of Landlord or Tenant. The Parties shall, in obtaining the policies of insurance that they are required to maintain under this Lease, give notice to their respective insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease, and each shall obtain, if available, from their respective insurance companies, a waiver of any right of subrogation which said insurance company may have against the Landlord or the Tenant, as the case may be. In the event that the insurance company of Tenant does not waive the right of subrogation against Landlord and its insurance company, Tenant shall (i) maintain during the term of this Lease fire legal liability coverage with respect to the Premises and (ii) shall pay to Landlord upon demand, Landlord's cost incurred in securing fire legal liability protecting Landlord in the event of the destruction of Tenant's property.

16.8. Landlord may maintain, at the Tenant's expense (pro rated in the manner described in the Article titled "Operating Expenses"), boiler and machinery insurance on all boilers, heating equipment, air conditioning equipment, and other pressure vessels and systems that may be located in, on, or about the Premises. Tenant shall reimburse Landlord for the insurance provided by Landlord under this Section in accordance with the terms set forth in Section 2 of this Article.

16.9.    All the insurance required under this Lease shall:

         16.9.1. Be issued by insurance companies authorized and licensed to do business in the State of California, with a General Policyholders Rating of "A", and a financial rating of at least superior status as rated in the most recent edition of Best's Insurance Reports;

         16.9.2.  Be issued as a primary policy;

         16.9.3. Contain an endorsement requiring one (1) month written notice from the insurance company to both Landlord and Landlord's lender before cancellation or change in the coverage, scope, or amount of any policy.

         16.9.4. Be issued by a responsible carrier reasonably acceptable to Landlord.

16.10. Tenant may elect to have (i) reasonable deductibles not to exceed $2,000 in connection with the policies of insurance required to be maintained by Tenant under this Section and (ii) the insurance coverage required to be maintained under this Lease by Tenant provided under "umbrella" policies of insurance provided that Tenant obtains a "per project, per location endorsement".

16.11. Tenant shall deliver to Landlord at least ten (10) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of each such policy, certificates of insurance evidencing the above coverages with limits not less than those specified above and certified copies of all required endorsements. With the exception of Workers Compensation, such certificates and the policies they refer to, shall (i) be endorsed to name Landlord and each of its , affiliates, lenders and agents so designated by Landlord from time-to-time as additional insureds, (ii) expressly provide that the interests of such persons therein shall not be affected by any breach by Tenant of any policy provision for which such certificates or endorsements evidence coverage, (iii) be on an occurrence basis and (iv) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. A copy of the additional insured endorsement for policies currently in effect shall be attached to the certificates as required above. Further, each such certificate and endorsement shall expressly provide that no less than thirty (30) days' prior written notice shall be given Landlord in the event of material alteration or cancellation of the coverage evidenced by such certificate or endorsement. The words "Carrier agrees to provide such notice" shall be used on Certificates of Insurance provided to Landlord. Certificates of insurance containing such phrases as "Carrier shall endeavor to notify Certificate Holder"..." shall not be considered acceptable for the purposes of this provision. The insurance which Tenant is required to maintain in force and effect under this Agreement shall be the primary insurance as respects Landlord (and any other additional insureds designated by Landlord) and not contributory with any other available insurance. The certificates of insurance evidencing the liability insurance coverage shall contain an endorsement to such effect.

16.12. If on account of a failure of Tenant to comply with the provisions of the above Section, Landlord is adjudged a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant as additional rent upon receipt of a bill therefore and evidence of such loss or damage.

16.13. In no event shall the limits of any coverage maintained by Tenant pursuant to this Article be considered as limiting Tenant's liability under this Lease.

16.14. If Tenant fails to maintain any insurance required hereunder, Landlord may procure such policies for Tenant's account, and the cost thereof, plus an administrative fee of fifteen percent (15%), shall be immediately due and payable by Tenant as additional rent.


17. ALTERATIONS.
    ------------
17.1. Tenant shall not make any alterations, additions or improvements (collectively, "alterations") to the Premises except as provided herein. Any alterations, additions or improvements desired by Tenant shall be made, at Tenant's expense only after Tenant submits detailed final plans and drawings to Landlord and obtains Landlord's consent to alterations and approval of such plans Work shall be performed only by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall construct such Alterations in accordance with the plans and specifications approved by Landlord, and shall not amend or modify such plans and specifications without Landlord's prior written consent. If the proposed change requires the consent or approval of the holder of a mortgage encumbering the Project, such consent or approval must be secured prior to the construction of such Alteration. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities of the Building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. All such work shall be done at such times and in such manner as Landlord may from time to time reasonably designate. Any such alterations, additions or improvements shall be in conformity with all Laws and in full compliance with the requirements of any mortgages encumbering the Project and any insurance policies relating to the Project and excepting movable furniture, trade fixtures, machinery and other trade equipment shall become part of the realty and belong to Landlord. However, Landlord can elect, within one (1) month before expiration of the term, or within one (1) month after expiration or termination of the term, to require Tenant to remove any alterations, additions or improvements Tenant has made to the Premises. If Landlord so elects, Tenant at its sole cost shall restore the Premises to the condition designated by Landlord in its election, before the last day of the term, or within thirty (30) days of Landlord's election, whichever is later.

17.2. Before commencing any work, whether or not Landlord's consent is required, Tenant shall give Landlord at least ten (10) days' written notice of the proposed commencement of such work to allow Landlord to post and record, at Tenant's expense, notices of non-responsibility. Tenant shall, if required by Landlord, secure at Tenant's own cost and expense, appropriate insurance and, if the cost of the work exceeds $10,000, a completion and lien indemnity bond satisfactory to Landlord for any said work. Tenant further covenants and agrees that any mechanic's lien or other lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant will be discharged by Tenant as provided in the Article titled "Mechanics Liens" below. Upon completion of any work, Tenant shall record a notice of completion sufficient under applicable mechanic's' lien Laws.

17.3. Tenant may install trade fixtures, machinery, or other trade equipment in conformance with all Laws and in full compliance with the requirements of any mortgages encumbering the Project and any insurance policies relating to the Project. Tenant may remove any of such trade fixtures or machinery upon the expiration or termination of this Lease if Tenant is not in default under the terms and conditions of this Lease. If Tenant shall fail to remove all of its effects from the Premises upon termination of this Lease for any cause whatsoever, the provisions under the Article titled "Surrender of Premises" of this Lease shall apply.

17.4. In the event that Tenant installs trade fixtures, machinery or other trade equipment, Tenant shall return the Premises on expiration or termination of this Lease to the same condition as existed at the date of entry, reasonable wear and tear excepted. In any event, Tenant shall repair any damage resulting from the removal of trade fixtures, machinery or other trade equipment of Tenant.

17.5. Any electrical wiring, conduit, junction boxes and outlets installed by Tenant shall comply with all building codes and shall become the property of Landlord upon termination of this Lease.

17.6. If Tenant fails to promptly commence and diligently pursue completion of removal and restoration of alterations, additions, or improvements, Tenant shall pay to Landlord the cost thereof, including a reasonable charge for Landlord's overhead, upon Landlord's demand. If Tenant has not removed such items and completed restoration of the Premises upon the expiration or earlier termination of this Lease, Tenant shall continue to pay rent for the portion of the Premises not completely vacated.


18. MECHANICS' LIENS.
    -----------------
18.1. Tenant shall pay, when due, all costs for construction done by it or caused to be done by it on the Premises as permitted by this Lease. Tenant shall keep the building, other improvements, and land free and clear of all mechanics' liens resulting from construction or other work done by or for Tenant. Tenant hereby indemnifies and holds Landlord harmless against loss, damage, attorney's fees and all other expenses on account of claims of lien of laborers or materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under it. If Tenant shall not, within fifteen (15) days following the imposition of any such liens, cause such lien to be released of record by payment or posting of a proper bond satisfactory to Landlord, then Landlord shall have, in addition to all other remedies provided herein or by law, the right to cause such lien to be released by such reasonable means as Landlord shall deem proper, including payment and/or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith, together with an administrative fee of fifteen percent (15%), shall create automatically an obligation of Tenant to pay an equivalent amount to Landlord as Rent, which rent shall be so payable by Tenant on Landlord's demand therefore with a late charge (as defined under the article titled "Late Charges") and interest accruing from the date paid or incurred by Landlord until reimbursed to Landlord by Tenant.

18.2. Tenant shall have the right to contest the correctness or the validity of any such lien if, immediately on demand by Landlord, Tenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in California in an amount equal to one and one-half times the amount of the claim of lien. The bond shall meet the requirements of the California Civil Code and shall provide for the payment of any sum that the claimant may recover on the claim (together with costs of suit, if it recovers in the action).


19. DESTRUCTION.
    ------------
19.1. In the event of total or partial destruction of the Building and/or the Premises, Landlord may elect, as soon as reasonably possible thereafter, to commence repair, reconstruction and restoration of the Building and/or the Premises, which repair shall be completed as soon as reasonably possible. In that event, this Lease shall remain in full force and effect. However, within sixty (60) days after the date of such damage or destruction, Landlord, in Landlord's sole and absolute discretion, and regardless of the availability of insurance proceeds, may elect not to so repair, reconstruct or restore the Building and/or the Premises. In that event, this Lease shall terminate as of the date of such damage or destruction.

19.2. In the event of a partial damage to or destruction of the Building and/or the Premises, to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof, Landlord shall commence and proceed with reasonable diligence with the work of repair, reconstruction and restoration if: (i) the damage thereto is such that the Building and/or Premises may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty; and (ii) if Landlord receives insurance proceeds sufficient to cover the cost of such repairs. In that event, this Lease shall continue in full force and effect. Otherwise, Landlord, in Landlord's sole and absolute discretion, may either: (i) elect to so repair, reconstruct or restore, in which case the Lease shall continue in full force and effect; or (ii) Landlord may elect not to repair, reconstruct or restore, in which case the Lease shall terminate as of the date of such partial damage or destruction. Under any of the conditions of this Section, Landlord shall give written notice to Tenant of its intention within said ninety (90) day period.

19.3. If any partial damage or destruction is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may, by written notice to Tenant within sixty (60) days after the date of such damage or destruction, elect to terminate this Lease as of the date of such damage or destruction.

19.4. If Landlord determines in Landlord's reasonable opinion that Tenant cannot be provided with reasonable use of and access to the repaired Premises or the Building within nine (9) months (or three (3) months during the last year of the Lease term) after the date of any damage or destruction thereto, Tenant shall have the right to terminate this Lease by written notice delivered to Landlord within fifteen (15) days after the date of Landlord's determination, provided that the damage or destruction was not due to the negligence or willful misconduct of Tenant or its agents, employees or invitees.

19.5. Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage or destruction resulting from any casualty occurs during the last twelve (12) months of the term of this Lease. Landlord may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. However, if Tenant has any unexpired options to extend the term of this Lease, if Tenant delivers written notice to Landlord exercising such option within five (5) days after such termination by Landlord, this Lease shall remain in effect subject to the remaining terms of this Article.

19.6. Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Article. Landlord shall not be liable for any failure to make any such repairs if such failure is caused by any Unavoidable Delays (as defined below). However, if such failure shall persist for more than one hundred eighty (180) days, either party may, by written notice to the other, terminate this Lease as of the date of the occurrence of such damage.

19.7. Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released without further obligation to the other arising after the date possession of the Premises is surrendered to Landlord.

19.8. If Landlord is required or elects to restore the Premises as provided in this Article, Landlord shall prosecute the same with reasonable diligence to completion. However, Landlord shall not be required to restore alterations or improvements made by Tenant, Tenant Improvements, Tenant's Trade Fixtures, or Tenant's Personal Property. Such excluded items are the sole responsibility of Tenant to restore. Without interfering with Landlord's repair and restoration process, Tenant shall commence and diligently prosecute to completion the repair and restoration of such alterations and improvements and shall replace all Tenant Improvements, Tenant's Trade Fixtures, or Tenant's Personal Property promptly upon delivery of the Premises to Tenant.

19.9. If Landlord elects to repair the damage, and, if the damage was due to the negligence or willful misconduct of Tenant, Tenant shall pay Landlord an amount equal to the difference between the actual cost of repair and any insurance proceeds received by Landlord. If the Premises, the Building or the Project is damaged, and such damage is of the type insured against under the fire and special form property damage insurance maintained by Landlord hereunder, the cost of repairing said damage, up to the amount of the deductible under said insurance policy, shall be included as a part of Operating Expenses.

19.10. Landlord and Tenant hereby waive the provisions of any statutes or court decisions that relate to the abatement of rent or termination of leases when leased property is damaged or destroyed and agree that such event shall be exclusively governed by the terms of this Lease.

19.11. If the existing laws do not permit the restoration as described in this Article, either Party may terminate this Lease immediately by giving notice to the other Party.

19.12. If Landlord is required or elects to restore the Premises as provided in this Article, Tenant shall continue the operation of its business on the Premises, during the restoration period, to the extent reasonably practicable from the standpoint of prudent business management and to the extent that it will not interfere with the repair and restoration process.

19.13. Except for abatement of rent as provided in this Article, Tenant shall have no claim against Landlord for any damage suffered by reason of any damage, destruction, repair or restoration of the Premises. Tenant shall not be entitled to any compensation or damages from Landlord as a result of any partial or total destruction of the Premises or for any inconvenience, loss, or damage that Tenant may incur as a result of the restoration process.

19.14. In the event that either Party elects to terminate this Lease under the enabling provisions of this Article, Tenant shall surrender to the Landlord all proceeds from the insurance policies described in the Article titled "Insurance," excluding proceeds for the Tenant's trade fixtures and equipment.

19.15. In the case of damage or destruction caused from a risk covered by insurance provided in the Article titled "Insurance," there shall be no abatement or reduction of rent. However, Tenant shall receive a credit against its Rent obligations to the extent that Landlord receives insurance proceeds attributable to Tenant's Rent lost during the period that the destruction interferes with Tenant's use of the Premises. In the case of damage or destruction caused from a risk not covered by the insurance provided in the Article titled "Insurance," there shall be an abatement or reduction of rent between the date of destruction and the date of completion of restoration, based on the extent to which the destruction interferes with Tenant's use of the Premises.

19.16. In the case of damage or destruction caused from a risk not covered by the insurance provided in the Article titled "Insurance," if such damage or destruction is caused by or arises out of Tenant's acts or omissions, or the acts or omissions of Tenant's agents, employees, contractors, and/or invitees, Landlord shall not have any obligation to repair or restore under this Article, and there shall be no abatement of rent under this Lease. Nothing in this Article shall relieve or limit any liability of Tenant on account of such acts or omissions.

20. CONDEMNATION.
    -------------
20.1. "Condemnation" means (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor and (ii) a voluntary sale or transfer by Landlord to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

20.2. "Date of taking" means the date the condemnor has the right to possession of the property being condemned.

20.3. "Award" means all compensation, sums, or anything of value awarded, paid, or received on a total or partial condemnation.

20.4. "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of condemnation.

20.5. If, during the term or during the period of time between the execution of this Lease and the date the term commences, there is any taking by condemnation of all or any part of the land, building, or other improvements, of which are a part of the Premises, or any interest in this Lease, the rights and obligations of the Parties shall be determined pursuant to this Article.

20.6. If the Premises are totally taken by condemnation, this Lease shall terminate on the date of taking.

20.7. If any portion of the Premises is taken by condemnation, this Lease shall remain in effect, except that Tenant, in Tenant's reasonable discretion, can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of the Premises. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate pursuant to this Section by giving notice to Landlord within one (1) month after the nature and the extent of the taking have been finally determined. If Tenant elects to terminate this Lease as provided in this Section, Tenant also shall notify Landlord of the date of termination, which date shall not be earlier than one (1) month nor later than three (3) months after Tenant has notified Landlord of its election to terminate. However, this Lease shall terminate on the date of taking if the date of taking falls on a date before the date of termination as designated by Tenant. If Tenant does not terminate this Lease within the one (1) month period, this Lease shall continue in full force and effect.

20.8. If any portion of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the Base Rent shall be reduced by an amount that is in the same ratio to Base Rent as the value of the area of the portion of the Premises taken bears to the total value of the Premises immediately before the date of taking.

20.9. If the parking area of the Premises is taken by condemnation, this Lease shall remain in full force and effect. However, if fifty percent (50%) or more of the parking area is taken by condemnation, or if such taking materially impairs Tenant's ability to conduct its business, either Party shall have the election to terminate this Lease pursuant to this Section by giving written notice to the other.

20.10. If, within one (1) month after the date that the nature and extent of the taking are finally determined, Landlord notifies Tenant that Landlord at its cost shall add on to the remaining Premises' parking area so that the area and the approximate layout of the Premises and parking area will be substantially the same after the date of taking as they were before the date of taking, and Landlord commences the restoration immediately and completes the restoration within three (3) months after Landlord notifies Tenant, this Lease shall continue in full force and effect without any reduction in Base Rent, except the abatement or reduction made pursuant to Section 12 of this Article.

20.11. Each Party waives the provisions of the California Code of Civil Procedure allowing either Party to petition the superior court to terminate this Lease in the event of a partial taking of the Premises.

20.12. If there is a partial taking of the Premises and this Lease remains in full force and effect pursuant to Section 7 of this Article, Landlord at its cost shall accomplish all necessary restoration.

20.13. Rent shall be abated or reduced during the period from the date of taking until the completion of restoration, but all other obligations of Tenant under this Lease shall remain in full force and effect. The abatement or reduction of rent shall be based on the extent to which the restoration interferes with Tenant's use of the Premises.

20.14. The award shall belong to and be paid to Landlord, except that Tenant shall receive from the award the following:

         20.14.1. A sum attributable to Tenant's improvements or alterations made to the Premises by Tenant in accordance with this Lease, which Tenant's improvements or alterations Tenant has the right to remove from the Premises pursuant to the provisions of this Lease but elects not to remove; or, if Tenant elects to remove any such Tenant's improvements or alterations, a sum for reasonable removal and relocation costs not to exceed the market value of such improvements or alterations.

         20.14.2. A sum attributable to any excess of the market value of the Premises (exclusive of Tenant's improvements or alterations for which Tenant is compensated under this Section) for the remainder of the term, over the present value at the date of taking of the Base Rent payable for the remainder of the term.

         20.14.3. A sum attributable to that portion of the award constituting severance damages for the restoration of the Premises.

20.15. The taking of the Premises or any part of the Premises by military or other public authority shall constitute a taking of the Premises by condemnation only when the use and occupancy by the taking authority has continued for longer than six (6) consecutive months. During the six (6) month period, all the provisions of this Lease shall remain in full force and effect. However, rent shall be abated or reduced during such period of taking based on the extent to which the taking interferes with Tenant's use of the Premises. Landlord shall be entitled to whatever award may be paid for the use and occupation of the Premises for the period involved.

21. ASSIGNMENT.
    -----------
21.1. Tenant shall not voluntarily assign or encumber its rights or interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity (except Tenant's authorized representatives) to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent through strict accordance with the following procedure:

         21.1.1. Tenant must first give to Landlord a written notice of intent to sublease or assign (referred to herein as "Tenant's Notice") at least one (1) month prior to the effective date of any proposed subletting or assignment. Tenant's Notice must contain the following: (i) whether Tenant proposes to assign or sublet; (ii) the identity and trade of the proposed assignee or sublessee (each of which is referred to herein as the "Transferee") with accompanying financial statements and background information for both the individual Transferee and its business entities; (iii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (iv) a signed statement from both the Tenant and the proposed Transferee stating all the terms and conditions of all their transactions concerning the Premises; and (v) in the case of a subletting, a copy of the proposed sublease.

         21.1.2. Tenant must at all times promptly notify Landlord of any change and/or alteration of the items required to be in Tenant's Notice. Tenant's failure to do so, or any misrepresentation or untruth contained in Tenant's Notice, by either the Tenant or the proposed Transferee, shall constitute a default by Tenant, and Landlord shall have the right to elect to terminate this Lease Agreement.

         21.1.3. After receipt of Tenant's Notice, Landlord may, at any time within one (1) month of said receipt, elect to recapture the Premises, or any part thereof, and cancel this Lease as to the amount of the Premises recaptured, by mailing a written cancellation notice to Tenant. Such cancellation shall become effective one (1) month after receipt of said notice by Tenant. If only a portion of the Premises is recaptured, this Lease shall terminate only as to such portion and rent payable under this Lease shall be proportionately reduced. Notwithstanding the foregoing, Tenant may avoid such termination by withdrawing its proposed assignment or sublease by written notice delivered to Landlord within five (5) days after Landlord's termination notice, and, in such event, this Lease shall continue in full force and effect.

         21.1.4. If Landlord fails to exercise its right to cancel this Lease within the before-mentioned one (1) month period, said cancellation right on the part of the Landlord shall be deemed waived, but only with respect to the assignment or subletting specified in Tenant's Notice. Tenant may thereafter assign this Lease or sublet the Premises in accordance with the terms of Tenant's Notice and the restrictions of this Article. Tenant understands and acknowledges that Landlord's right, as provided in this Article, to terminate this Lease rather than approve the assignment thereof or the subletting of all or any portion of the Premises is a material inducement for Landlord's agreeing to lease the Premises to Tenant upon the terms and conditions herein set forth.

21.2. Tenant agrees to pay Landlord's reasonable costs and expenses (including attorneys' fees) incurred in connection with the processing and documentation of any requested assignment, subletting, transfer, change of ownership, or hypothecation of this Lease or Tenant's interest in and to the Premises, which is submitted to Landlord for Landlord's consent.

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21.3.    Any mortgage, pledge or assignment of this Lease, or if Tenant is a corporation, any transfer of this Lease from Tenant by merger, consolidation, reorganization or liquidation shall constitute an assignment for the purposes of this Article. If Tenant is a corporation (other than a corporation publicly traded stock on a nationally recognized stock exchange), an unincorporated association, a limited liability company or a partnership, then the transfer (including a transfer by means of a merger), assignment or hypothecation of any stock or interest in such corporation, association, a limited liability company or partnership in the aggregate in excess of fifty percent (50%) during any consecutive twelve (12) month period shall be deemed an assignment within the meaning and provisions of this Article. However, a transfer or assignment of any such stock or interest by a shareholder or member to his spouse, children or grandchildren is excepted from the foregoing provision. Tenant further acknowledges and understands that Landlord's consent is required to any change in entity form by Tenant, including, but not limited to, Tenant's change from a general partnership to a limited liability partnership or a limited liability company and that a condition to Landlord's consent to any such change shall be Tenant's acknowledgment in writing that Tenant and its constituent partners or owners remain fully liable and responsible under the Lease subsequent to the date of the change in entity form.

21.4. Should any transfer, assignment (whether voluntary or involuntary, by operation of law, under legal process or proceedings, by mortgage, by security assignment, by receivership, in bankruptcy, or otherwise), encumbrance, or sublease be made, or any of Tenant's right under this Lease be sold or otherwise transferred by or under court order or legal process or otherwise, without obtaining Landlord's written consent, according to the procedure described above, such transfer, assignment, encumbrance, or sublease shall be voidable and ineffective and, at Landlord's election, shall constitute a default. Landlord's consent to any assignment, encumbrance, or sublease shall not constitute a further waiver of the provisions of this Section, including without limitation, Landlord's recapture right. The same shall apply to each successive transfer, assignment, or subletting, if any. Landlord shall not unreasonably withhold consent. It shall not be unreasonable for Landlord to withhold such consent because it wishes to exercise its right to recapture all or part of the Premises or because the proposed transferee is any governmental agency, federal, state, local or foreign government, inconsistent with other tenants in the Project, or for Landlord to condition such consent upon Landlord's determination that
         (i) Tenant is not in default in the performance of any of its obligations (monetary or non-monetary) under this Lease; (ii) the proposed assignee or subtenant is as financially stable as Tenant and meets reasonable standards of credit-worthiness then used by Landlord to assess a prospective tenant's ability to fulfill the obligations of the Lease; and (iii) the proposed assignee or subtenant is likely to conduct on the Premises a business of a character and quality substantially equal to that conducted by Tenant and the entire Project in general. Tenant agrees to pay Landlord's reasonable costs and expenses (including attorneys' fees) incurred in connection with the processing and documentation of any requested assignment, subletting, transfer, change of ownership, or hypothecation of this Lease or Tenant's interest in and to the Premises, which is submitted to Landlord for Landlord's consent. Consent by Landlord to an assignment or a subletting shall neither release Tenant from its primary liability under this Lease nor from its obligations as stated in this Article.

                                       36

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21.5.    One half (1/2) of any consideration received by Tenant for either assigning this Lease or from entering into a sublease contract, as well as one half (1/2) of any continuing rent paid to Tenant from a Transferee in excess of the rent Tenant was obligated to pay to Landlord at the time of the assignment or sublease, shall be paid to the Landlord, within ten (10) days of receipt, in consideration for Landlord's consent to any assignment or subletting. Tenant's failure to pay to Landlord said required consideration shall constitute a default by Tenant and Landlord shall have the right to immediately terminate this Lease Agreement in addition to all other remedies.

21.6. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Premises as permitted by this Lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease. However, until the occurrence of default by Tenant, Tenant shall have the right to collect such rent. Notwithstanding any assignment, sublease, or other transfer, Tenant shall remain fully and primarily liable under this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease. In the event of a default hereunder, Landlord may proceed directly against Tenant without pursuing any assignee or subtenant. Landlord may modify this Lease without releasing Tenant from its obligations under this Lease, provided that Tenant shall not be responsible for any new obligations created by any such modification.

21.7. No interest of Tenant in this Lease shall be assignable by operation of law (including, without limitation, the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment:

         21.7.1. If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

         21.7.2.  If a writ of attachment or execution is levied on this Lease;

         21.7.3. If, in any proceeding or action to which Tenant is a Party, a receiver is appointed with authority to take possession of the Premises.

21.8. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease; in which case, this Lease shall not be treated as an asset of Tenant.

21.9. If a writ of attachment or execution is levied on this Lease, Tenant shall have 10 days in which to initiate removal of the attachment or execution and six (6) months to remove the same. If any involuntary proceeding in bankruptcy is brought against Tenant, or if a receiver is appointed, Tenant shall have two (2) months in which to have the involuntary proceeding dismissed or the receiver removed. Landlord shall have the option to extend said time limitations.

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

21.10. Regardless of Landlord's consent, no subletting, assignment, hypothecation, license or concession shall release Tenant of Tenant's obligations or alter the primary liability of Tenant to pay the rent and perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment, subletting, hypothecation, license or concession agreement shall not be deemed consent to any subsequent assignment, subletting, hypothecation, license or concession agreement. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments, subletting, hypothecations, licenses or concession agreements and to amendments or modifications to this lease, with assignees or other successors of Tenant without notifying Tenant or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

21.11. If Landlord does not elect to recapture pursuant to this Article, Tenant may enter into a valid assignment or sublease provided that Landlord consents thereto pursuant to this Article, and provided that
         (i) such assignment or sublease is executed within ninety (90) days after Landlord has given its consent to same, (ii) Tenant pays (or causes to be paid) Landlord's reasonable costs and expenses (including attorneys' fees) incurred in connection with the processing and documentation of any requested assignment, subletting, transfer, change of ownership, or hypothecation of this Lease or Tenant's interest in and to the Premises, (iii) Tenant is not in default under this Lease as of the effective date of the assignment or sublease, (iv) there have been no material changes (since the date on which Landlord's consent was given) with respect to the financial condition or background of the proposed subtenant or assignee or the business which said party plans to conduct on the Premises, and (v) a fully executed original of such assignment or sublease (either of which shall state that the assignee or subtenant agrees, for the express benefit of Landlord, to be bound by all of the terms, covenants, and conditions of this Lease) is delivered to Landlord prior to the date the assignee or subtenant takes possession of any portion of the Premises.

21.12. Indemnity For Commissions. Tenant agrees to protect, defend and indemnify and hold Landlord harmless with respect to any and all costs and expenses (including attorneys' fees) and liability for compensation claimed by any broker or agent in connection with any assignment, subletting or other transfer of Tenant's interest under this Lease.

21.13. Notwithstanding any other provision of this Lease, Tenant shall not, without Landlord's prior written consent, assign this Lease or sublet all or any part of the Premises for any purpose which would violate any negative covenant as to use contained in any then outstanding lease affecting the Building, in any declaration of restrictions affecting the Building, or in any mortgage or deed of trust affecting the Building. Landlord shall from time to time advise Tenant of any such negative covenants, upon Tenant's making written request to Landlord for such information. Moreover, Tenant shall not assign or sublet to any party for a use which is not in compliance with the permitted uses as specified in the Article titled "Use, Limitations" above.

21.14. If Tenant is a partnership, any new general partner added to the partnership after the execution of this Lease shall be liable for the obligations of Tenant. Any general partner who ceases to be a general partner in Tenant after the execution of this Lease shall not be relieved of his liability for the obligations of Tenant.

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

21.15. In addition, Tenant expressly warrants that the rental rate for such sublet Premises shall not be included in any printed advertising or mailings that Tenant or its agents shall utilize in seeking to sublet the Premises.

21.16. Notwithstanding the foregoing, no consent of Landlord shall be required for any assignment, subletting or transfer to a parent corporation, subsidiary corporation, sister corporation or other entity related to Tenant, or any such transfers occurring as a result of a merger or corporate reorganization of Tenant, or any purchaser of all or substantially all of the assets of Tenant.


22. DEFAULT.
    --------
22.1. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

         22.1.1. The failure of Tenant to pay or cause to be paid when due any rent, monies, or charges required by this Lease to be paid by Tenant;

         22.1.2. Tenant causing or permitting, without prior written consent of Landlord, any act when this Lease requires Landlord's prior written consent or prohibits such act;

         22.1.3. The making by Tenant of any general assignment for the benefit of creditors or any similar action for the protection or benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a Chapter 7 debtor or to have debts discharged or of a petition for reorganization or arrangement under any Law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days of the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days); the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days; or Tenant's convening of a meeting of its creditors or any class thereof for the purpose of effecting a moratorium or composition of its debts;

         22.1.4. If Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future applicable Law relative to bankruptcy, insolvency, or other relief for debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, conservator or liquidator of Tenant or of all or any substantial part of its properties or its interest in the Premises (the term "acquiesce" as used in this Section, includes, but is not limited to, the failure to file a petition or motion to vacate, appeal or discharge any order, judgment or decree within ten (10) days after entry of such order, judgment or decree);

         22.1.5. If a court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation dissolution or similar relief under any present or future Federal bankruptcy act, or any other present or future applicable Law relating to bankruptcy, insolvency, or other relief for debtors, and Tenant shall acquiesce in the entry of such order, judgment or decree if such order, judgment or decree shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the date of entry thereof, or any trustee, receiver, conservator or liquidator of Tenant or of all or any substantial part of its property or its interest in the Premises shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive);

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

         22.1.6. If Tenant shall admit in writing its inability to pay its debts as they mature;

         22.1.7. If Tenant shall give notice to any governmental body of insolvency or pending insolvency, or suspension or pending suspension of operations; or

         22.1.8. The existence of any material misrepresentation or omission in any financial statements, correspondence or other information provided to Landlord by or on behalf of Tenant or any guarantor in connection with (a) Tenant's negotiation or execution of this Lease; (b) Landlord's evaluation of Tenant as a prospective tenant at the Project; (c) any proposed or attempted transfer; or (d) any consent or approval Tenant requests under this Lease.

         22.1.9. Failure to perform any other provision of this Lease, unless such failure shall reasonably require more than thirty (30) days to cure. In that latter case, Tenant shall not be in default upon the condition that Tenant immediately commences and diligently prosecutes the cure to completion.

22.2. Any such notice provided to Tenant under this Section shall be in lieu of, and not in addition to, any notice required under Section 1161, et seq., of the California Code of Civil Procedure. Notices given under this Section shall specify the alleged default and the applicable Lease provisions, and shall demand that Tenant perform the provisions of this Lease or pay the rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.

22.3. Landlord shall have the following remedies if Tenant commits a default. These remedies are not all inclusive; they are cumulative in addition to any remedies now or later allowed by law or other provisions of this Lease. No waiver by Landlord of a breach of any of the terms, covenants or conditions of this Lease by Tenant shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition therein contained. No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated and no express waiver shall affect default other than as specified in said waiver. The consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar acts by Tenant. No statement on a payment check from Tenant or in a letter accompanying a payment check is binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of any such statement. If Tenant pays any amount other than the actual amount due Landlord, receipt or collection of such partial payment does not constitute an accord and satisfaction. Landlord may retain any such partial payment, whether restrictively endorsed or otherwise, without prejudice to Landlord's right to collect the balance properly due. If all or any portion of any payment is dishonored for any reason, payment will not be deemed made until the entire amount due is actually collected by Landlord. The foregoing provisions apply in kind to the receipt or collection of any amount by a lock box agent or other person on Landlord's behalf.

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

         22.3.1. Landlord can continue this Lease in full force and effect and shall have the right to collect rent when due. During the period Tenant is in default, Landlord may relet the Premises, or any part thereof, to third parties for Tenant's account. Landlord shall have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. Tenant waives and releases all Claims Tenant may have resulting from Landlord's re-entry and taking possession of the Premises by any lawful means and removing and storing Tenant's property as permitted under this Lease, regardless whether this Lease is terminated and, to the fullest extent allowable under the Laws, Tenant releases and will indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold harmless the Landlord Parties from and against any and all Claims occasioned thereby. No re-entry or taking possession of the Premises by Landlord shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord shall elect to re-enter the Premises under the provision of this Section, Landlord shall not be liable for damages by reason of such re-entry. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting. After Tenant's default, and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease pursuant to the Article titled "Assignment." Tenant acknowledges that Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublease or assign, subject only to reasonable limitations). In the event that Landlord should elect to relet the Premises or any part thereof on terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises, it may execute any new lease in its own name. Tenant hereunder shall have no right or authority whatsoever to collect any rent from such tenant. The proceeds of any such reletting shall be applied as follows:

                  22.3.1.1. First, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, including but not limited to storage charges;

                  22.3.1.2. Second, to the payment of the costs and expenses of reletting the Premises, including brokerage commissions, alterations and repairs which Landlord, in its sole discretion, deems reasonably necessary and advisable and reasonable attorneys' fees incurred by Landlord in connection with the retaking of the said Premises and such reletting;

                  22.3.1.3. Third, to the payment of rent and other charges due and unpaid hereunder; and

                  22.3.1.4. Fourth, to the prorated value of the concessions granted to Tenant upon signing the Lease; and

                  22.3.1.5. Fifth, to the payment of future rent and other
                           damages payable by Tenant under this Lease.

         22.3.2. Landlord can terminate Tenant's right to possession of the Premises at any time. Unless Landlord shall have notified Tenant in writing that it has elected to terminate this Lease, Landlord shall not be deemed to have terminated this Lease, Tenant's right to possession of the Leasehold, the liability of Tenant to pay rent thereafter, or Tenant's liability for damages under any of the provisions hereof. Tenant agrees that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of California and Tenant's surrender of possession pursuant to such notice shall not be deemed to be a termination of this Lease or of Tenant's right to possession thereof (unless Landlord elects to the contrary at the time of, or at any time subsequent to the service of, such notice, and such election be evidenced by a written notice to Tenant). Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

                  22.3.2.1. The worth, at the time of the award ("The worth, at the time of the award," as used in this Subsection is to be computed by allowing interest at the rate of 10% per annum or the maximum amount allowed by law if that rate is higher than 10%) of the unpaid rent that had been earned at the time of termination of this Lease; plus

                  22.3.2.2. The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; plus

                  22.3.2.3. The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; plus

                  22.3.2.4. Any other amount, and court costs, necessary to
                           compensate Landlord for all detriment proximately caused by Tenant's default.

         22.3.3. If Tenant is in default of this Lease, Landlord shall have the right to have a receiver appointed to collect rent and conduct Tenant's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

         22.3.4. Landlord, at any time after Tenant commits a default, can cure the default at Tenant's costs. If at any time, by reason of Tenant's default, Landlord pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if Tenant pays such sum at a later date, it shall bear interest at the rate of 10% per annum from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with accrued interest, shall be additional rent.

22.4. In the event of a material and undisputed default of Tenant hereunder, Landlord shall have the right, at its option, to suspend or discontinue all or any one or more of the services specified in the Article titled "Utilities and Services" during continuance of any such default; and no such suspension or discontinuance shall be deemed or construed to be an eviction or ejection of Tenant.

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

22.5. Landlord shall be in default of this Lease if it fails or refuses to perform any provision of this Lease that it is obligated to perform if the failure to perform is not cured within one (1) month after written notice of the default has been given by Tenant to Landlord. If the default cannot reasonably be cured within one (1) month, Landlord shall not be in default of this Lease if Landlord commences to cure the default within the one (1) month period and diligently and in good faith continues to cure the default.

22.6. In no event is Landlord liable to Tenant or any other person for consequential, special or punitive damages, including, without limitation, lost profits. If Landlord is in default of this Lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title, and interest of Landlord in the Premises, and out of rent or other income from such real property receivable by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title, and interest in the Premises. The obligations of Landlord under this Lease do not constitute personal obligations of Landlord or the individual partners, shareholders, directors, officers, employees or agents of Landlord. Tenant shall look solely to Landlord's interest in the Leased Premises, and to no other assets of Landlord, for satisfaction of any liability in respect of this Lease, and shall not seek recourse against the individual partners, shareholders, directors, officers, employees, or agents of Landlord or any of their personal assets for such satisfaction.

22.7. If a court of competent jurisdiction determines that any act described in this Article does not constitute a default, and the court appoints a trustee to take possession of the Premises (or if Tenant remains a debtor in possession of the Premises) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord is entitled to receive, as Additional Rent, the amount by which the Rent (or any other consideration) paid in connection with the Transfer exceeds the Rent otherwise payable by Tenant under this Lease.

22.8. Tenant will reimburse and compensate Landlord on demand and as Additional Rent for any actual loss Landlord incurs in connection with, resulting from or related to any breach or default of Tenant under this Lease, regardless of whether suit is commenced or judgment is entered. Such loss includes all reasonable legal fees, costs and expenses (including paralegal fees and other professional fees and expenses) Landlord incurs investigating, negotiating, settling or enforcing any of Landlord's rights or remedies or otherwise protecting Landlord's interests under this Lease. Tenant will also indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold harmless the Landlord Parties from and against all Claims Landlord or any of the other Landlord Parties incurs if Landlord or any of the other Landlord Parties becomes or is made a party to any claim or action: (a) instituted by Tenant or by or against any person holding any interest in the Premises by, under or through Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; or (c) otherwise arising out of or resulting from any act or omission of Tenant or such other person. In addition to the foregoing, Landlord is entitled to reimbursement of all of Landlord's fees, expenses and damages, including, but not limited to, reasonable attorneys' fees and paralegal and other professional fees and expenses, Landlord incurs in connection with protecting its interests in any bankruptcy or insolvency proceeding involving Tenant, including, without limitation, any proceeding under any chapter of the Bankruptcy Code; by exercising and advocating rights under Section 365 of the Bankruptcy Code; by proposing a plan of reorganization and objecting to competing plans; and by filing motions for relief from stay. Such fees and expenses are payable on demand, or, in any event, upon assumption or rejection of this Lease in bankruptcy.

23. ADVERTISING.
    ------------
23.1. Tenant shall not affix any signs, banners, advertising placards, names, insignias, trademarks (collectively referred to in this Article as "Signs or "Signs") or other descriptive materials on any window or upon the exterior of the Building, unless Tenant has received the prior written approval of Landlord as to size, type, color, location, copy, nature and display qualities of any such proposed materials. Any Sign that is affixed or displayed without Landlord's written approval shall be subject to a sign removal fee of One Hundred Dollars ($100.00) per occurrence. All Signs must conform to the other signs used throughout the Building. Any Sign must meet the requirements of any Declaration of Restrictions encumbering the Project and the requirements of the City of Vista. Tenant shall not display, store or sell any merchandise outside the defined exterior walls and permanent doorways of the Premises. Tenant shall not install any exterior lighting, amplifiers or similar devices, or use in or about the Premises any advertising media which may be heard or seen outside the Premises, such as flashing lights, search lights, loudspeakers, phonographs or radio broadcasts.

23.2. Tenant shall pay for the creation and installation of the appropriate tenant identification signs at the Project.

23.3. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or the Project or their desirability; and upon written notice from Landlord, any tenant shall refrain from or discontinue such advertising.


24. NO PUBLIC DISCLOSURES.
    ----------------------
24.1. The terms and conditions of this Lease constitute proprietary information of Landlord that Tenant will keep confidential. Tenant's disclosure of the terms and conditions of this Lease could adversely affect Landlord's ability to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant will not, without Landlord's consent (which consent Landlord may grant or withhold in its sole and absolute discretion), directly or indirectly disclose the terms and conditions of this Lease to any other tenant or prospective tenant of the Building or to any other person or entity other than Tenant's employees and agents who have a legitimate need to know such information (and who will also keep the same in confidence) or to the extent Tenant is required to disclose such terms and conditions by federal or state law.

24.2. Tenant expressly warrants that the rental rate for such sublet Premises shall not be included in any printed advertising or mailings that Tenant or its agents or advisors shall utilize in seeking to sublet the Premises.

24.3. Tenant will not record this Lease or a Memorandum of this Lease without Landlord's prior written consent, which consent Landlord may grant or withhold in its sole and absolute discretion.

25. LANDLORD'S ENTRY ON PREMISES.
    -----------------------------
25.1. Upon giving Tenant twenty-four (24) hours notice, Landlord and its authorized representatives and agents shall have the right to enter or pass through the Premises during all reasonable hours, including normal business hours for any of the following purposes:

         25.1.1. To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease;

         25.1.2. To protect the interest therein of Landlord; to make alterations, additions and to do any necessary maintenance and repairs; to make any restoration to the Premises, or the building and other improvements in which the Premises are located, that Landlord has the right or obligation to perform; to provide any services in accordance with this Agreement; to perform any obligations of Tenant that Tenant fails to perform; and to take all required materials and equipment into the Premises and perform all required work therein, including the erection of scaffolding, props, or other mechanical devices.

         25.1.3. To serve, post, or keep posted any notices required or allowed under the provisions of this Lease;

         25.1.4. To post "for sale" signs at any time during the term, to post "for rent" or "for lease" signs during the last three (3) months of the term, or during any period while Tenant is in default;

         25.1.5. To show the Premises to prospective brokers, agents, buyers, Tenants, persons interested in an exchange, holders of encumbrances on the interest of Landlord under the Lease, and prospective, mortgagees or tenants of the Building at any time during the term; or

         25.1.6. To shore the foundations, footings, and walls of the Premises and to erect scaffolding and protective barricades around and about the Premises, but not so as to prevent entry to the Premises, and to do any other act or thing necessary for the safety or preservation of the Premises if there is any excavation on any adjacent property or nearby street. With Landlord's consent, Landlord's right under this Subsection extends to the owner of the adjacent property on which excavation or construction is to take place and the adjacent property owner's authorized representatives.

25.2. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, loss of quiet enjoyment, or other damage arising out of Landlord's or Landlord's authorized representative's or agent's entry on the Premises as provided in this Article except damage resulting from the acts or omissions of Landlord or its authorized representatives.

25.3. If during the last month of the term of this Lease Tenant shall have removed substantially all of Tenant's property and personnel from the Premises, Landlord may enter the Premises and repair, alter, and redecorate the same, without abatement of rent and without liability to Tenant and such acts shall have no effect on Tenant's obligations under this Lease.

25.4. For each of the purposes described in this Article, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon, or about the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors during the continuance of an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or detainer of, the Premises, or to be an eviction of Tenant from the Premises or any portion thereof. All locks and locking devices shall be a part of the building's master-keying system. Neither Tenant nor any other person, other than Landlord or its agents, shall change any locks.

25.5. Tenant shall be entitled to an abatement or reduction of rent, if Landlord exercises any rights reserved in this Article to the extent that Landlord's entry and activities interfere with Tenant's business on the Premises. However, if Landlord's entry and activities on the Premises result from Tenant's default, Tenant shall not be entitled to any abatement or reduction of rent.

25.6. Landlord shall conduct its activities on the Premises, as allowed in this Article, in a manner that will cause the least possible inconvenience, annoyance, or disturbance to Tenant.

25.7. Nothing in this Article shall prohibit Landlord from entering the Premises without first giving notice to Tenant, as allowed by law, in response to an emergency situation.


26. OFFSET STATEMENT, ATTORNMENT, SUBORDINATION.
    --------------------------------------------
26.1. After request therefore by Landlord, or in the event that upon any sale, assignment or hypothecation of the Premises by Landlord, an offset statement and/or estoppel certificate shall be required from Tenant, Tenant agrees to deliver a certificate, in recordable form, to any proposed lender or purchaser, or to Landlord, certifying: (1) The date of commencement of this Lease; (2) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications); (3) the date to which the rental and other sums payable under this Lease have been paid; (4) that there are no defenses or offsets thereto, or stating those claimed by Tenant (5) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (6) such other matters requested by Landlord, or any proposed lender and/or purchaser. Landlord and Tenant intend that any mortgagee, beneficiary, purchaser or prospective purchaser of the Building, Project or any interest therein, may rely upon any statement delivered pursuant to this Article. Tenant shall deliver the certificate, in the form proposed by the requesting entity, within ten
         (10) days after the request is made. Tenant's failure to deliver such statements within such time shall be conclusive upon the Tenant that this Lease is in full force and effect, except as and to the extent any modification has been represented by Landlord, and that there are no uncured defaults in Landlord's performance and that not more than one month's rent has been paid in advance. Such failure also constitutes a default of this Lease. In such event, Tenant is estopped from denying the truth of such facts.

26.2. Tenant will, within 10 days after Landlord's request at any time during the Term, deliver to Landlord complete, accurate and up-to-date financial statements with respect to Tenant and any Guarantor(s) or other parties obligated upon this Lease, which financial statements must be (a) prepared according to generally accepted accounting principles consistently applied, and (b) certified by an independent certified public accountant or by Tenant's (or Guarantor's, as the case may be) chief financial officer that the same are a true, complete and correct statement of Tenant's (or Guarantor's) financial condition as of the date of such financial statements. Landlord agrees to keep such financial statements confidential.

26.3. In the event of termination of any underlying lease, or in the event of foreclosure or exercise of any power of sale under any mortgage or deed of trust superior to this Lease or to which this Lease is subject or subordinate, Tenant, upon demand, shall attorn to the lessor under said underlying lease or to the purchaser at any foreclosure sale or sale pursuant to the exercise of any power of sale under any mortgage or deed of trust, in which event this Lease shall not terminate, Tenant's quiet enjoyment of the Premises shall not be disturbed, and Tenant shall automatically be and become the tenant of the lessor under said underlying lease or to the purchase, whichever shall make demand therefore. Tenant waives the protection of any statute or rule of law that gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Premises upon the transfer of Landlord's interest. No landlord or purchaser at any foreclosure sale pursuant to the exercise of any power of sale or any successor thereto shall be liable for any act or omission of any prior landlord (including Landlord), or subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord), or be bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month, or by any security deposit, cleaning deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord (including Landlord), or bound by any agreement or modification of this Lease made without the prior written consent of such party.

26.4. Upon the request of Landlord, Tenant shall subordinate its rights hereunder to the lien of any deed(s) of trust or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Premises, Building, or Project or any part thereof, or upon any buildings hereafter placed upon the Premises, and to all advances made or hereafter to be made upon the security thereof. This Section shall be self-operative if no further instrument of subordination is required by any lender, provided that Tenant's right to possession of the Premises shall not be disturbed so long as Tenant is not in default hereunder.

26.5. Upon the request of Landlord or any other Party in interest, Tenant shall promptly execute such documents, instruments or certificates that may be necessary to carry out the intent of this Article. Any subordination instrument for Tenant's signature shall contain reasonable nondisturbance provisions for Tenant's benefit. Tenant's failure to execute or deliver any certificate, or other document or instrument required by this Article, in a timely manner, shall be a material breach of this Lease. Landlord shall be entitled to receive all monetary damages caused by any such breach. Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver, in the name of Tenant, any such instruments or certificates. If Tenant shall not have executed the same within fifteen (15) days after the date of a request by Landlord to execute such instruments, Landlord may, at its option, cancel this Lease without incurring any liability on account thereof. The term of this Lease is expressly limited accordingly.

26.6. If, in connection, with obtaining construction, interim, or permanent financing for the Project the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant shall not withhold, delay or defer its consent thereto, provided that such modifications do not increase the monetary obligations of Tenant hereunder or materially and adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

26.7. At any time during the term of this Lease, Tenant shall upon ten (10) days' prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and shall be audited by an independent certified public accountant.

26.8. Tenant will give the holder of any Mortgage, by registered mail, a copy of any notice of default Tenant serves on Landlord, provided that Landlord or the holder of the Mortgage previously notified Tenant (by way of notice of assignment of rents and leases or otherwise) of the address of such holder. Tenant further agrees that if Landlord fails to cure such default within the time provided for in this Lease, then Tenant will provide written notice of such failure to such holder and such holder will have an additional 30 days within which to cure the default. If the default cannot be cured within the additional 30 day period, then the holder will have such additional time as may be necessary to effect the cure if, within the 30 day period, the holder has commenced and is diligently pursuing the cure (including without limitation commencing foreclosure proceedings if necessary to effect the cure).


27. NOTICE.
    -------
27.1. Except as otherwise specifically provided herein, any notice, demand, request, consent approval, or communication that either Party desires or is required to give the other Party or any other person, shall be in writing and shall be deemed to have been duly delivered upon personal delivery, upon delivery by electronic facsimile transmission (verified by the sending machine), the following day after sending by overnight courier, or as of the second business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the other Party at the address designated at the beginning of this Lease. Either Party may change its address by notifying the other Party of the change of address.

28. WAIVER.
    -------
28.1. A delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall neither impair such right or remedy nor be construed as a waiver, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms.

28.2. The receipt and acceptance by Landlord of delinquent rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payments for the particular rent payment involved. No payment by Tenant, or receipt by Landlord, of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent by deemed an accord and satisfaction, (unless Landlord expressly agrees to an accord and satisfaction in a separate writing duly executed by Landlord). Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such rent, including any interest and late charges, or pursue any other remedy provided in this Lease.

28.3. No act or conduct of Landlord, including, without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

28.4. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

28.5. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provisions of the Lease.

28.6. Any claim Tenant may have against Landlord for default in performance of any of Landlord's obligations under this Lease is deemed waived unless Tenant notifies Landlord of the default within 30 days after Tenant knew or should have known of the default.


29. SALE OR TRANSFER OF PREMISES.
    -----------------------------
29.1. Upon consummation of a sale, exchange, assignment or other transfer of all or any portion of the Premises, Landlord shall be released from any liability and all obligations thereafter accruing under this Lease. Landlord's covenants and obligations in this Lease bind each successive Landlord only during and with respect to its respective period of ownership. However, notwithstanding any such Transfer, the transferor remains entitled to the benefits of Tenant's releases and indemnity and insurance obligations (and similar obligations) under this Lease with respect to matters arising or accruing during the transferor's period of ownership.

29.2. If Tenant has paid any Security Deposit or prepaid rent, Landlord shall transfer the Security Deposit or prepaid rent to Landlord's successor. Upon such transfer, Landlord shall be discharged from any further liability in reference to the Security Deposit or prepaid rent.

30. HOLDING OVER.
    -------------
30.1. If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the Lease, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on one (1) months' notice given at any time by either Party, and neither a renewal hereof nor an extension for any further term. During such month-to-month tenancy, Tenant shall pay all rent required by this Lease. All provisions of this Lease except those pertaining to term shall apply to the month-to-month tenancy. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a holding over hereunder or result in a renewal of this Lease. The provisions of this Article are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord under this Lease or as otherwise provided by law.


31. SURRENDER OF PREMISES.
    ----------------------
31.1. Upon expiration of the term or within ten (10) days after termination of the Lease, Tenant shall quit and surrender to Landlord the Premises and all Tenant's improvements and alterations in good condition, order, and repair, except for: (i) ordinary wear and tear occurring after the last necessary maintenance made by Tenant; (ii) destruction to the Premises covered by the Article titled "Destruction;" or (iii) alterations that Tenant has the right to remove or is obligated to remove under the provisions of the Article titled "Alterations." Tenant shall remove all debris, rubbish, furniture, equipment, business and trade fixtures, free standing cabinet work, shelving, movable partitions, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and perform all restoration made necessary by such removal, prior to surrendering the Premises to Landlord. Failing such, Landlord may so repair the Premises and charge Tenant for same, or withhold such sums from any balance of the Security Deposit that may at the time remain. Tenant shall surrender all keys to the Premises to Property Manager or to Landlord at the place then fixed for Tenant's payment of Basic Rent or as Landlord or Property Manager otherwise direct. Tenant will also inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises or on the Project.

31.2. Landlord can elect to retain or dispose of (in any manner) any alterations or Tenant's personal property that Tenant does not remove from the Premises on expiration or termination of the Lease by giving at least ten (10) days' notice to Tenant. Title to any such alterations or Tenants' personal property that Landlord elects to retain or dispose of after expiration of the ten (10) day period shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such alterations or Tenant's personal property. Tenant shall be liable to Landlord for Landlord's costs for storing, removing, and disposing of any alterations or Tenant's personal property. Landlord may store Tenant's personal property in a public warehouse or elsewhere for the account and at the expense and risk of Tenant. If Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant. Landlord shall apply the proceeds of such sale as follows:

         31.2.1. First, to the costs and expenses of such sale, including Landlord's attorneys' fees;

         31.2.2. Second, to the payment of the expense of or charges for removal and storing any such property;

         31.2.3. Third, to the payment of any other sum of money which may then or thereafter be due to Landlord from Tenant under any of the terms of this Lease; and

         31.2.4.  Fourth, the balance, if any, to Tenant.

31.3. If Tenant fails to surrender the Premises to Landlord upon expiration or ten (10) days after termination of the Lease as required by this Article, Tenant shall hold Landlord harmless from all damages resulting therefrom, including, without limitation, claims made by a succeeding Tenant resulting from Tenant's failure to surrender the Premises.

31.4. The voluntary or other surrender by Tenant or a mutual cancellation of this Lease shall not work a merger, and shall, at the election of Landlord, either terminate all or any existing subleases or subtenancies or may operate as an assignment to it of any or all of such subleases or subtenancies. Landlord shall exercise its election within one (1) month of the event so requiring.


32. ABANDONMENT.
    ------------
32.1. Tenant shall not vacate nor abandon the Premises at any time during the term of this Lease, nor permit the Premises to remain unoccupied for a period of longer than ten (10) consecutive days during the term of this Lease. If Tenant shall abandon the Premises, any personal property belonging to Tenant and left on the Premises shall be dealt with or disposed of as provided in the Article titled "Surrender of Premises."


33. ATTORNEYS' FEES.
    ----------------
33.1. In the event Landlord or Tenant retains an attorney to enforce any provision of this Lease against the other, the Party which establishes a breach of this Lease shall be entitled to recover from the other Party all expenses incidental to such enforcement incurred in any legal proceeding whatsoever (including but not limited to insolvency, bankruptcy, arbitration, declaratory relief, unlawful detainer or other litigation), regardless of whether or not suit is brought. Such expenses include, but are not limited to, attorneys' fees, appraisers' fees, accountants' fees, service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not. Such reimbursement shall be included in any judgment or final order issued in any proceeding. If, following an event of default by Tenant, Landlord employs a collection agency and/or an attorney to recover delinquent charges or to otherwise enforce this Lease after Tenant's notice and grace period, if any, expires, Tenant agrees to pay all collection agency fees and attorneys' fees (whether or not litigation is commenced or pursued to final judgment) charged to Landlord in addition to rent, late charges, interest and other sums payable under this Lease. In addition, Tenant shall pay a charge of Two Hundred Dollars ($200) to Landlord for preparation of a demand for delinquent rent or other notice of default. Any expenses to which Landlord is entitled shall be considered as rent and are payable within ten (10) days of notice to Tenant of the amount due.

33.2. If Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees including, but not limited to, the fees of appraisers, accountants, expert witnesses, and attorneys fees.


34. ACCESS; CHANGES IN BUILDING FACILITIES; NAME.
    ---------------------------------------------
34.1. Landlord reserves, for the purpose of operation, maintenance, decoration, and repair, access to:

         34.1.1. All walls, windows, and doors bounding the Premises, except the inside surfaces thereof (including exterior building walls, core corridor walls and doors, and any core corridor entrance); and

         34.1.2. All space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks, or other Building facilities, and the use thereof, as well as access thereto through the Premises. Landlord may install, use and maintain pipes, ducts, and conduits within the demising walls, bearing columns and ceilings of the Premises.

34.2. Landlord may, at any time before or after completion of the Project, without incurring any liability to Tenant therefore, make such changes in or to the Project and the fixtures and equipment thereof or any other portion of the Project, as well as in or to the street entrances, halls, passages, stairways, and other improvements thereof, as Landlord may deem necessary or desirable, as long as such changes have no material adverse effect on Tenant's use of the Premises.

34.3. Landlord may, at any time before or after completion of the Project, without incurring any liability to Tenant therefore, adopt or change any name or address or identity for the Project (or any part thereof) including roof signs, entrances, signage, and other Project identification.


35. QUIET ENJOYMENT.
    ----------------
35.1. Notwithstanding any subordination as provided in the Article titled "Offset Statement, Attornment, Subordination," if Tenant is not in breach under the covenants made in this Lease, Landlord covenants that Tenant shall have peaceful and quiet enjoyment of the Premises without hindrance on the part of Landlord, and Landlord shall defend Tenant in the peaceful and quiet enjoyment of the Premises against claims of all persons claiming through or under the Landlord.


36. FORCE MAJEUR.
    -------------
36.1. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefore, governmental restrictions, regulations, or controls, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes; or, any failure or defect in the supply, quantity or character of gas, electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others furnishing the Project with gas, electricity or water, or for any other reason, whether similar or dissimilar to the above beyond the reasonable control of the Party obligated to perform, shall excuse the performance by such Party for a period equal to that resulting from such prevention, delay or stoppage, except those obligations of Tenant to make payment for rental and other charges pursuant to the terms of this Lease.


37. RELATIONSHIP OF PARTIES.
    ------------------------
37.1. The relationship of the Parties hereto is that of Landlord and Tenant, and it is expressly understood and agreed that Landlord is not in any way or for any purpose a partner of Tenant, or a joint venturer with Tenant in the conduct of Tenant's business or otherwise.


38. GENERAL PROVISIONS.
    -------------------
38.1. Unless the context otherwise indicates, whenever used in this Agreement the word "party" or "parties" means Landlord and/or Tenant, as the context may require.

38.2. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

38.3. Titles and captions in this Agreement are inserted for convenience of reference only and do not define, describe, amplify or limit the scope of the intent of this Agreement or any of the terms hereof.

38.4. References in this Agreement to Articles, Sections, Subsections, and Exhibits are to Articles, Sections, Subsections and Exhibits herein and hereto unless otherwise indicated.

38.5. Any exhibits, schedules or descriptions referred to in this Agreement are expressly incorporated herein by reference as if set forth in full, whether or not attached hereto.

38.6. The representations, warranties, covenants, agreements and indemnities set forth in or made pursuant to this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall remain operative, shall be deemed made upon execution of this Agreement and shall not be merged therein.

38.7. This Agreement contains the entire agreement between the parties relating the transactions contemplated hereby. All prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein. Except as expressly provided herein, there are no representations or warranties between the parties.

38.8. Each party has relied upon its own examination of the entire Agreement, and the warranties, representations, and covenants expressly contained in the Agreement itself. The failure or refusal of either party to inspect the Agreement or other documents, or to obtain legal advice relevant to this transaction, constitutes a waiver of any objection, contention, or claim that might have been based upon such reading, inspection or advice. The submission of this Lease by Landlord, its agent, or its representative for examination or execution by Tenant does not constitute an option or offer to lease the Premises or a reservation of the Premises in favor of Tenant, it being intended that this Lease shall only become effective upon Landlord's execution and delivery of a fully executed counterpart thereof to Tenant.

38.9. The parties acknowledge that this Agreement, in its final form, is the result of the combined efforts of the parties hereto and any counsel who may have advised the parties, neither of which has acted under any duress or compulsion, whether legal, economic, or otherwise. Should any provision of this Agreement be found to be ambiguous in any way, such ambiguity shall not be resolved by construing this Agreement in favor of or against any party herein, but rather by construing the terms of this Agreement fairly and reasonably in accordance with their generally accepted meaning and the purposes for which this Agreement is made. Landlord's submission of this instrument to Tenant for examination or signature by Tenant does not constitute a reservation of or an option to lease and is not effective as a lease or otherwise until Landlord and Tenant both execute and deliver this Lease. The parties agree that, regardless of which party provided the initial form of this Lease, drafted or modified one or more provisions of this Lease, or compiled, printed or copied this Lease, this Lease is to be construed solely as an offer from Tenant to lease the Premises, executed by Tenant and provided to Landlord for acceptance on the terms set forth in this Lease, which acceptance and the existence of a binding agreement between Tenant and Landlord may then be evidenced only by Landlord's execution of this Lease.

38.10. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party, or their successor in interest, against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

38.11. In the event any term, covenant, condition, provision or agreement herein contained is held to be invalid or void by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or agreement shall in no way affect any other term, covenant, condition, provision or agreement herein contained.

38.12. Each of the Parties shall fully cooperate with the other in connection with the requirements imposed by this Agreement and each agree to take such further actions and to execute and deliver such further documents, with acknowledgment or affidavit, if required, as may be reasonably necessary to carry out the purposes of this Agreement and to facilitate the satisfaction of any conditions set forth herein.

38.13. This Agreement, and any dispute arising hereunder, shall be construed and enforced in accordance with, and be governed by, California Laws. The parties hereto agree that proper jurisdiction and venue for any suit brought to interpret or enforce any term or provision of this Agreement shall be in San Diego County, California. The reference in this Lease to any legislation or any portion thereof shall be read as though the words "or any statutory modifications or re-enactment thereof or any statutory provisions substituted thereof" were added to such reference.

38.14. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

38.15. Whenever consent or approval of either Party is required, that Party shall not unreasonably withhold such consent or approval.

38.16. If Tenant is a corporation, partnership, a limited liability company, or other entity, execution of this Lease by Tenant constitutes a representation by Tenant and the officers, partners, members, managers, or other agents of Tenant executing this Lease that this Lease has been duly authorized by Tenant, corporation, partnership, or other entity. Tenant shall provide to Landlord a certified copy of a duly adopted resolution of its partners or the Board of Directors of Tenant (or other appropriate evidence of authority) authorizing the execution and delivery of this Lease and naming the officers that are authorized to execute this Lease on behalf of the corporation.

38.17. If Tenant is an entity, Tenant will, within 10 days after Landlord's written request, deliver to Landlord: (a) Certificate(s) of Good Standing from the state of formation of Tenant and, if different, the State, confirming that Tenant is in good standing under the laws governing formation and qualification to transact business in such state(s); and (b) a copy of Tenant's organizational documents and any amendments or modifications thereof, certified as true and correct by an appropriate official of Tenant. Tenant and each individual signing this Lease on behalf of Tenant represents and warrants that they are duly authorized to sign on behalf of and to bind Tenant and that this Lease is a duly authorized, binding and enforceable obligation of Tenant.

38.18.   All parties signing this Lease as Tenant and any Guarantor(s) of this
         Lease: (1) is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and (2) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally. The act of, or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

38.19. This Lease shall be binding on and inure to the benefit of the Parties and their heirs, personal representatives, successors, and assigns., except as provided in the Articles titled "Assignment" and "Sale or Transfer of the Premises," and all of the Parties hereto shall be jointly and severally liable for the covenants contained herein. Notwithstanding the immediately preceding sentence or any other provision of this Lease, this Lease shall not be assigned or assignable by operation of law. In no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency, or reorganization proceeding.

38.20. All provisions, whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions.

38.21. The definitions contained in this Lease shall be used to interpret this Lease.

38.22. Rent and all other sums payable under this Lease shall be paid in lawful money of the United States of America.

38.23. Except as may otherwise be expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

38.24. Tenant's execution of this Lease is conditioned upon Landlord's execution on or before the thirtieth (30th) day following the date of this Lease.

38.25. Tenant recognizes that the General Partner of Landlord (i) is licensed as an attorney in the State of California; (ii) is acting entirely on behalf of Landlord in this Lease; and (iii) has no fiduciary relationship with Tenant.

38.26. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

38.27. All of Tenant's obligations under this Lease (together with interest on payment obligations at the rate of 10% per annum or the maximum amount allowed by law if that rate is higher than 10%) accruing prior to expiration or other termination of this Lease survive the expiration or other termination of this Lease. Further, all of either Party's releases and indemnification defense and hold harmless obligations to the other Party under this Lease, survive the expiration or other termination of this Lease, without limitation.

38.28. With the exception of the real estate brokerage commission, if any, payable to the party identified in the Definitions section, pursuant to separate written agreement with Landlord, and which commission Landlord hereby agrees to pay, each of the parties represents to the other party that it has not incurred, and agrees to protect, defend, indemnify and hold harmless the other party from and against, any real estate commission, finder's fee or other compensation arising out of or in connection with this Lease or the transaction of which this Lease is a part.

         EXECUTED as of the day and year first above written, at San Diego County, California.



LANDLORD                               TENANT

SQUARE ONE PARTNERS,                   LA JOLLA FRESH SQUEEZED COFFEE CO., INC.,

a California general partnership       a Washington corporation







By:_____________________________       By:_____________________________

       Michael P. Cafagna,                      Richard Gartrell,

       General Partner                          CFO

                                   EXHIBIT "A"
                                    SITE PLAN

                                   EXHIBIT "B"

                           RANCHO VISTA BUSINESS PARK
                              RULES AND REGULATIONS

         These Rules and Regulations (referred to herein as the "Rules") are adopted by Landlord pursuant to the terms of the lease (referred to herein as the "Lease") executed by Landlord and Tenant for the Premises located within the Rancho Vista Business Park (referred to herein as the "Project"). Subject to any restrictions set forth in the Lease, Landlord may, in Landlord's sole discretion, enact, rescind, alter or waive any rule or regulation at any time prescribed for the Project when, in Landlord's judgment, it is necessary, desirable or proper for the best interest of the Project or its Tenants. Any such amendment shall be effective immediately upon written notice to Tenant.

         Tenant's use of the Premises shall be in accordance with all of the following:

1. GENERAL RULES.
   --------------

         1.1. Tenant shall comply with all laws concerning the Premises or Tenant's use of the Premises, including, without limitation, the obligation at Tenant's cost to alter, maintain, or restore the Premises in compliance and conformity with all laws relating to the condition, use, or occupancy of the Premises during the term.

         1.2. Tenant shall not use the Premises in any manner that will constitute waste, nuisance, or an unreasonable annoyance to the quiet enjoyment of the tenants of the Building (including, without limitation, the use of loudspeakers or sound or light apparatus that can be heard or seen outside the Premises).

         1.3. Tenant shall not use the Premises for sleeping, washing clothes, cooking, or the preparation, manufacture, or mixing of anything that might emit any odor or objectionable noises or lights.

         1.4. Tenant shall not do or permit anything on the Premises that will cause damage to the Premises. Any overloading of electrical circuits shall be the responsibility of Tenant.

         1.5. After opening for business, Tenant shall continuously remain open for business at least those days and hours as is customary for a business of a like character in the city in which the Premises are situated.

         1.6. Tenant shall not conduct or permit any sale by auction on the Premises.

         1.7. Without the written consent of Landlord, Tenant shall not use the name of the Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

         1.8. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. However, the preceding limitation shall not apply to the retail sale of goods and merchandise manufactured or assembled by Tenant at the Premises as required by the Lease. Tenant shall not make any door-to-door solicitations of business from other Tenants in the Project. Tenant shall not use the Premises for any business or activity other than those specifically provided for in Tenant's Lease.

         1.9. Tenant, its employees, and or its business customers shall not disturb, solicit, or canvas any occupant of the Project and shall cooperate to prevent same.

         1.10. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside (if visible from the exterior) of any building without the prior written consent of Landlord. Landlord shall have the right to remove any item installed or displayed in violation of this Rule without notice to and at the expense of Tenant. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant and in a configuration and style approved by Landlord, in its sole discretion.

         1.11. Tenant shall not place anything against or near glass partitions, doors or windows that may appear unsightly from outside the Premises. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any window sill, which is visible from the exterior of the Premises, Tenant shall immediately remove and/or discontinue such use.

         1.12. Tenant shall not place a load upon any floor of the Premises that exceeds the load per square foot that such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Project. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. All such platforms shall be provided at Tenant's expense. In the event any of Tenant's business machines or mechanical equipment cause noise or vibration that may be transmitted to any part of any structure of the Project to such a degree as to be objectionable to Landlord or to any other Tenants in the Project, Tenant, at Tenant's sole expense, shall place and maintain any such equipment on vibration eliminators or other devices sufficient to eliminate noise or damage to any equipment or other property. All damage done to the Project by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

         1.13. No material, equipment, supplies, or products shall be stored or permitted to remain in the Project outside a permanent structure unless prior approval is obtained from Landlord. Approval of outside storage will be granted only where storage is visually screened from all approaches and where it is allowed by applicable zoning codes.

         1.14. All Tenant's installations, improvements and alterations shall be carried out in a manner and method designed to minimize removal of such items. Tenant shall repair any damage resulting from Tenant's installations, improvements and alterations and the removal thereof upon termination of the Lease. No Tenant shall lay linoleum, tile, carpet or other similar floor coverings so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the floor covering shall have been laid.

         1.15. Tenant shall not install any radio antenna, television antenna, or satellite dishes, loudspeaker or other devices on the roof or exterior walls of any building without the prior written consent of Landlord. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

         1.16. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord, except with the written consent of Landlord.

         1.17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

         1.18. Tenant shall not waste water or other utilities that are commonly metered to the Project.

         1.19. Concurrently with Tenant's occupancy of the Premises, Landlord shall furnish Tenant, free of charge, one set of keys to each door lock on the Premises. Tenant may have additional keys made at Tenant's expense. Tenant shall not alter any lock or install any new additional locks or bolts on any door of the Premises without the written consent of Landlord. Tenant, upon the termination of its Lease, shall deliver to Landlord all of the existing keys to all doors of the Premises.

         1.20. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed. Landlord shall have no duty to provide security protection for the Premises at any time or to monitor access thereto.

         1.21. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Premises and that all water faucets, water apparatus and electricity are entirely shut off before Tenant or Tenant's employees leave the Premises. Tenant shall be responsible for any damage to the Premises, Project or other Tenants caused by a failure to comply with this rule.

         1.22. No telegraphic, telephonic, burglar alarm or similar service shall be installed without the prior written consent of Landlord. Tenant agrees to acquire, at Tenant's expense, all necessary permits for any burglar or security alarm systems and provide Landlord with copy of same.

         1.23. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord and in accordance with directions issued from time to time by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal.

         1.24. Tenant shall not use or keep in the Premises or about the Project any kerosene, gasoline, or flammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. All flammable liquids and combustible rags are to be stored in appropriate storage cabinets approved by the fire department. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors or vibrations. No animals or birds shall be brought in or kept in or about the Premises.

         1.25. Deliveries of equipment, materials, furniture, packages, supplies, merchandise or other property shall be received at the Project in a manner and method which does not impede or interfere with other Tenants or in the operation of any portion of the Project. Tenant shall be responsible for all repairs and replacements to the Project required as a result of damage or injury caused by deliveries to Tenant's Premises.

         1.26. Tenant shall not obstruct the sidewalks, halls, passages, exits and entrances used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control thereof and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Project or any of its Tenants. However, nothing herein contained shall be construed to prevent access by persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No Tenant and no employees or invitees of any Tenant shall go upon the roof of the Premises or any other building in the Project.

         1.27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency having authority over the Project.

         1.28. Tenant shall be responsible for the enforcement of these Rules as they pertain to Tenant's employees, agents clients, customers, invitees and guests.

2. PARKING RULES.
   --------------

         2.1. Landlord shall not be responsible for loss, injury or damage to any vehicle arising from the use of parking in the Project. In the event the general exclusion of liability set forth in the preceding sentence is determined not to apply to any particular claim, specific limitations on liability set forth below shall apply to any claim against Landlord arising in connection with the use of parking areas in the Project. All claimed damage or loss must be reported and itemized in writing, and delivered to Landlord within two (2) business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord has the option to make repairs, at its expense, of any claimed damage within two (2) business days after filing of any claim. In all court actions the burden of proof to establish a claim remains with Tenant. Court actions by Tenant for any claim must be filed within ninety (90) days from date of parking when a claimed loss occurred. Landlord is not responsible for damage by water, fire or defective brakes, or parts, or for the act or omissions of others, or for articles left in the car. The total liability of Landlord is limited to Two Hundred Fifty and No/100 Dollars ($250.00) for all damages or loss to any vehicle. Landlord is not responsible for loss of use.

         2.2. Tenant shall not park or permit the parking of any vehicle under Tenant's reasonable control in any parking areas designated by Landlord as areas for parking by visitors to the Project or for deliveries or assigned to other Tenants or occupants of the Project. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles.

         2.3. All vehicles must be parked only within the painted stall lines of a single parking stall. Parking in any other area shall subject the vehicle to removal. All directional signs and arrows must be observed. The speed limit within all parking areas shall be five (5) miles per hour.

         2.4. Every parker is required to park and lock his or her own vehicle. The parker assumes all responsibility for damage to a vehicle or theft of property from a vehicle.

         2.5. Parking areas are for the temporary parking of vehicles only. No storage of vehicles or other items will be permitted. Washing, waxing, cleaning or servicing of any vehicle is prohibited. No vehicle repair of any type will be permitted within the industrial units or on or about the common areas.

         2.6. Tenant shall acquaint all persons to whom Tenant assigns parking spaces of these Rules. Parking attendants, if any, are not authorized to make or allow any exceptions to the Rules.

3. MISCELLANEOUS PROVISIONS.
   -------------------------

         3.1. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules. However, Landlord shall be under no obligation to do so and shall have no liability to Tenant on account of Landlord's failure to exclude any person.

         3.2. Landlord may, in its sole discretion, waive any one or all of these Rules for the benefit of Tenant or any other Tenant. However, no such waiver by Landlord shall be construed as a waiver of any other Rule, nor prevent Landlord from thereafter enforcing any Rules against any or all of the Tenants of the Project.

         3.3. The Rules are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of Tenant's Lease of its Premises in the Project. The Rules supplement the Lease and in the event of any conflict or inconsistency between the Lease and the Rules, the Lease shall control.





LANDLORD                               TENANT

SQUARE ONE PARTNERS,                   LA JOLLA FRESH SQUEEZED COFFEE CO., INC.,

a California general partnership       a Washington corporation












By:_____________________________       By:_____________________________

     Michael P. Cafagna,                        Richard Gartrell,

     General Partner                            CFO

                                   EXHIBIT "C"
                                 FLOOR PLAN AND
                               TENANT IMPROVEMENTS



         The cost of the following Tenant Improvements shall be borne by Landlord. Landlord shall provide the building to Tenant with the following modifications as per the attached floor plan approved by Tenant and Landlord. Improvements to include the following;

1. Replace Carpet in ALL Currently Carpeted Areas & Add Hallways With 26 Oz. Commercial Grade Glue Down "Queen Sequence #Q0617", "Front to Back" Pattern. Cove Base Shall be Carpet to Match.

2.       REPLACE FLOORING IN THE FOLLOWING AREAS:
         a. Lunchrooms with "Mohawk Hellas Beige" ceramic tile with 6" tile base.
         b. Lab/ Production Area with "Mannington Fine Fields, Cool Beige" sheet vinyl flooring with self cove and heat welded seams.
         c. Warehouse offices flooring will be carpet "Queen Sequence #Q0617", "Front to Back" pattern. Cove base shall be carpet to match.
         d. Front entry tile will be replaced with "Lago Maggiore " tiles with 6" tile base.
         e. Bathrooms with "Mohawk Hellas Biege" ceramic tile with 6" tile base.

3.       MEN'S BATHROOMS:
         a. Replace bathroom partitions with "Wilsonart, Pebble, #D337" color.
         b.       Replace FRP. Tenant shall be allowed to choose color.
         c.       Replace toilets where necessary.
         d. Replace any existing vanity/ sink. Laminate shall be Wilsonart. "Pebble #D337".

4.       WOMEN'S BATHROOMS:
         a.       Replace bathroom partitions, color to be Wilsonart "Pebble
                  #D337".
         b.       Replace FRP. Tenant shall be allowed to choose color.
         c.       Replace vanity /sink. Laminate shall be Wilsonart. "Pebble
                  #D337".

5.       MISCELLANEOUS IMPROVEMENTS:
         a.       Replace ceiling tiles where missing, broken or stained.
         b. Repair and/or replace doors, locks sets, hardware & closers that do not function properly.
         c.       Paint interior "Navajo White" & touch up exterior of building.
         d. Paint Lab/ Production areas and staging area "Bright White" high gloss.
         e.       Replace light bulbs interior and exterior where needed.
         f.       Repair roof penetrations left by previous tenant.
         g.       Reinstall handrail on lobby stairs.
         h.       General overall clean up of warehouse & interior.
         i.       Paint warehouse ceiling.
         j. Remove two (2) warehouse offices located at the north end of the building.

         k. Re-laminate exposed laminate surfaces on cabinetry. Countertops shall be Pionite, "Slate Impressions #AV741S". Cabinets shall be Poinite, "Natural Birdseye #WM901-S".
         l.       Install 335 lineal feet of 6" drywall walls in warehouse.
         m.       Replace missing double doors in lab area.
         n.       Install a 4' door with glass window in lab/ production area.
         o.       From lab to warehouse, close opening in lab area with drywall.
         p. Add one wall on the second floor to create an additional conference room with a door and two sidelights. Door to match existing interior doors.
         q.       Replace trash enclosure doors.
         r. Landlord shall be responsible for the cost and construction of removing the storefront glass in the warehouse and close opening with drywall. Tenant shall be responsible for re-pouring any concrete in this area after storefront is removed.

     In the event that any upgrades or additional Tenant Improvements (referred to herein as "Extras") are requested by Tenant, such Extras shall be installed at the expense of the Tenant. Tenant shall request any Extras in writing. Following receipt of Tenant's written request, Landlord will prepare and provide to Tenant an estimate of the price of such Extras. Prior to commencement of installation of the requested Extras, Tenant shall pay to Landlord fifty percent (50%) of the amount of the estimated price of the Extras. Upon completion or immediately prior to occupancy, whichever comes first, Tenant shall pay to Landlord the balance of the actual price of the Extras.


                                           Landlord's Initials:______________



                                           Tenant's Initials: _______________

                                   EXHIBIT "C"
                                 FLOOR PLAN AND
                       CHANGES TO THE TENANT IMPROVEMENTS































                                            Landlord's Initials: ______________





                                            Tenant's Initials: ________________

                                   EXHIBIT "C"
                                 FLOOR PLAN AND
                          EXISTING TENANT IMPROVEMENTS
                                   FIRST FLOOR































                                             Landlord's Initials: ______________





                                             Tenant's Initials: ________________

                                   EXHIBIT "C"
                                 FLOOR PLAN AND
                          EXISTING TENANT IMPROVEMENTS
                                  SECOND FLOOR































                                             Landlord's Initials: ______________





                                             Tenant's Initials: ________________